UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22435

Kayne Anderson Energy Development Company

(Exact name of registrant as specified in charter)

811 Main Street, 14th Floor, Houston, Texas	77002
(Address of principal executive offices)	(Zip code)

David Shladovsky, Esq.

KA Fund Advisors, LLC, 811 Main Street, 14th Floor, Houston, Texas 77002

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 493-2020

Date of fiscal year end: November 30, 2016

Date of reporting period: November 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The report of Kayne Anderson Energy Development Company (the “Registrant”) to stockholders for the fiscal year ended November 30, 2016 is attached below.

Energy Development Company

KED Annual Report

November 30, 2016

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:    This report of Kayne Anderson Energy Development Company (the “Company”) contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Company’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; master limited partnership (“MLP”) industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Company’s filings with the Securities and Exchange Commission (“SEC”). You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Company’s investment objectives will be attained.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

LETTER TO STOCKHOLDERS

January 20, 2017

Dear Fellow Stockholders:

It is difficult to describe how pleased I am to have 2016 behind us. While it was a very successful year for the Company in terms of performance, it was also an extremely challenging year, especially during the first quarter of 2016. Since the most difficult days of January and February of 2016, the market has improved materially, and I am confident in saying that the worst is clearly behind us. When I wrote last year’s letter, the Alerian MLP index, or AMZ, had already declined 19% for the fiscal year, and it would go on to decline another 18% to an intraday low of 199 on February 11th. On that day, crude oil prices also hit a multi-year low of $26 per barrel, nearly $10 below the lowest price we saw during the 2008-2009 financial crisis. At the same time, as we noted in last year’s letter, investors were asking some very serious questions about the continued viability of the MLP model. While we did not agree with many of the prevailing concerns, the MLP market was indeed facing some very real challenges. Over the course of the past 12 months, most of the fears that investors had about the MLP market have been allayed.

As we turn the page to 2017, we start the year with an optimistic outlook. Despite the recovery we’ve seen thus far (the AMZ is up 61% since its low last February), we believe that the MLP market continues to present an attractive value proposition. The outlook for the domestic energy industry is much improved, which bodes well for the MLP sector. Further, we expect the new administration to be much more accommodating towards the development of additional energy infrastructure. As we will discuss in more detail in this letter, some potential headwinds exist for the MLP sector, but we believe these challenges are manageable. We, like everyone else, are carefully watching the new administration’s actions to get a better sense of its proposed policies – in particular as they relate to potential tax reform. It is too early to say with certainty what the next four years in Washington will bring, but our expectation is that it will bring more positives than negatives for MLPs. With all of these factors taken into consideration, we believe the next few years will provide a very constructive backdrop for the domestic energy industry and the MLP sector.

Performance Review

Coming off of a very challenging 2015, which was one of the worst years in the Company’s history, we are pleased to report that the Company performed very well in fiscal 2016. From the lows in February, our net asset value per share increased by nearly 50%. For the fiscal year, our Net Asset Value Return, which is equal to the change in net asset value per share plus the cash distributions paid during the period (assuming reinvestment through our dividend reinvestment program) was 14.1%. During the same period, the total return of the AMZ was 9.3%. We are very pleased to have outperformed the AMZ by such a wide margin during fiscal 2016, and we believe that the Company’s portfolio is well positioned to outperform as market conditions continue to improve. Another measure of the Company’s performance is Market Return (share price change plus reinvested dividends), which was 26.1% for fiscal 2016. This measure exceeded our Net Asset Value Return, as our stock price moved from trading at an 8% discount to NAV at the beginning of the year to trading at a 2% premium to NAV at the end of the year.

In addition to generating a strong return for the year, I am also proud of how our team navigated a very challenging market. During the first three months of fiscal 2016, we experienced extreme volatility and very rapid declines in the market. In response, we prudently sold securities to raise cash to ensure that the Company would maintain compliance with its leverage covenants. Fortunately, entering into the downturn, the Company had significant downside cushion to its leverage covenants and so did not ultimately need to use this cash to reduce total leverage. Nonetheless, as a result of our experience through this downturn, we increased our asset coverage targets as the market recovered to ensure that the Company has more downside protection in the event of future market declines. Currently, our leverage levels are in line with these new targets.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

LETTER TO STOCKHOLDERS

Finally, as we noted in last year’s letter, we made the difficult decision to reduce the Company’s distribution from $0.53 per share to $0.48 per share, starting with the distribution paid in January 2016. We detailed the reasons for this reduction last year, but as a reminder, the primary drivers were the Kinder Morgan distribution cut, our deleveraging activity (selling higher yielding securities to redeem lower-cost leverage) and merger activity in which lower yielding entities acquired higher yielding entities (resulting in lower distributions for the holders of the higher yielding entities). This last phenomenon, which we refer to as “back-door distribution cuts,” is a trend that has continued. In fact, the most recent example, the merger between Sunoco Logistics and Energy Transfer, was announced at the end of November 2016 and has yet to close. We will discuss further the impact of back-door distribution cuts on our future distributions later in the letter.

Overall, it was a good year for the Company in terms of both relative and absolute performance. We believe the action that we took with the distribution was both prudent and necessary. The Company is on sound financial footing, and we believe the Company’s size and balance sheet position it to capitalize on attractive investment opportunities in what we believe will be a “stock-picker’s” market during 2017.

MLP Market — Year in Review

If one was to look at the MLP market only in terms of performance measured from the start of the year, it appears that fiscal 2016 was pretty uneventful. The AMZ started the year at 301 and finished at 303, and the total return (including distributions) was 9%. However, the year was anything but normal. When the MLP market reached the February low, it capped off a vicious, nearly 18-month downturn that saw the AMZ decline 63% from peak to trough. This downturn was longer and more severe than the 55% decline that the AMZ experienced during the 2008-2009 financial crisis. Moreover, the market displayed extreme volatility, especially in the first quarter. By the end of our first fiscal quarter, there had been six moves of greater than 18% (up or down), with the worst being the 28% decline between January 4th and January 20th (just 12 trading days).

So why did the MLP market fall so precipitously when MLPs are supposed to own stable energy infrastructure assets? We spent the majority of last year’s letter detailing why we thought these steep declines were not justified by the fundamentals in the market, but it is worth recapping some of what we wrote last year and reviewing how things actually played out.

First, it is important to highlight, as we do in almost every annual letter, that MLPs generally do not have direct exposure to crude oil prices. MLPs are primarily in the business of gathering, transporting and storing crude oil, natural gas and natural gas liquids, or NGLs. Despite this fact, the decline in crude oil prices was by far the biggest driver of the negative sentiment in the MLP market during the downturn, and we saw an unprecedented correlation between crude oil prices and MLP equity prices (this was the case for the broader market as well). This simply did not make sense, and thankfully, we have seen this correlation fall significantly over the last six months.

While the MLP market should not have been trading so closely with crude oil, commodity prices (including crude oil) are important for the long-term health of the MLP market, as producers need an economic price to produce the natural gas and oil that will supply the pipelines and storage assets owned by MLPs. As we described in last year’s letter, we were convinced that crude oil prices were unsustainably low and that the fundamentals were in place for a recovery. Specifically, demand was projected to continue to grow, and producers were significantly reducing capital expenditures, resulting in projected declines in domestic crude oil production. Most importantly, the global “over-supply” was not very large at around 1-2% of demand, so we knew that the market would come back into balance in the near-term. Today, domestic oil production has declined from 9.6 to 8.8 million barrels per day, and crude oil prices are trading in the $50-$55 per barrel range (double the February low), as prices are now reflecting the rebalancing of supply and demand. Admittedly, OPEC helped out the market in November by agreeing to cut production, but most experts believe this only accelerated the market rebalancing by about six months. In the meantime, the industry still has excess crude oil inventories to work through, so we expect continued price recovery through 2017 and 2018.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

LETTER TO STOCKHOLDERS

A related point that we made in last year’s letter was that we expected MLP cash flows to be resilient, and this played out as predicted. On average, the top 20 MLPs by market cap have grown their distributable cash flow on a per unit basis since the market peak in 2014. This performance is simply not consistent with the severe declines in MLP equity prices during this downturn. The fact is that MLPs receive a substantial majority of their revenues in the form of fixed fees, and a significant portion of this revenue comes from “take-or-pay” arrangements whereby customers must pay whether or not they utilize the assets owned by MLPs. Furthermore, while certain assets within MLPs were challenged due to either lower volumes or lower prices (if not fee-based), many MLPs have become much more diversified across the midstream value chain and across producing basins. These more diversified MLPs benefitted during the downturn by offsetting weak parts of their asset portfolio with new growth projects, cost cutting and in some cases, converting commodity sensitive contracts to fee-based contracts on very favorable terms.

The MLP model for many years has been to pay out all free cash flow and finance acquisitions and growth expenditures in the capital markets. During the depths of the downturn, investors feared that the MLP “model” was broken. We asserted in last year’s letter that we did not think the model was broken and that we did not expect the capital markets to shut down for any material amount of time. As it turned out, institutional investors, including Kayne Anderson, stepped in to provide private financing for MLPs like Plains All American, Western Gas and MPLX in early 2016, and the regular-way public equity markets re-opened to issuers in March. During calendar 2016, there were 31 public equity offerings that raised over $7 billion and seven private placements, primarily in the form of convertible preferred equity, that raised $6 billion. As the year progressed, sentiment began to improve as management teams were very successful in cutting operating costs and delaying capital expenditures where possible, and as operating results continued to hold up better than expected.

As the market recovered, there were a few key themes that got investors excited about the MLP market again. First, investors pivoted with pretty amazing speed from being worried about midstream MLPs experiencing significant declines in pipeline throughput (i.e. volumes) to focusing on the impact of production growth in key domestic shale basins. This transition evolved as it became clear during 2016 that producers were doing significantly more with less capital, and that domestic production would be more resilient than originally expected. In particular, as upstream companies reported results and provided guidance, it became evident that the cumulative effect of lower oilfield service costs, improved drilling efficiency (how quickly a well can be drilled) and improved completion techniques (the fracking “recipe” to maximize well productivity) had dramatically lowered break-even prices (the commodity price needed by a producer to make an adequate return after spending capital). While many crude oil plays required prices in the $70 to $80 per barrel range in 2014 to be economic, by 2016 it was clear that many areas could be drilled economically at $40 per barrel and below.

The most talked about area in the context of this trend has been the Permian Basin in west Texas and New Mexico. In the Permian, producers have been aggressively acquiring acreage in the best areas, and the capital markets have been wide open for these producers to raise equity capital to finance these acreage acquisitions. This is quite the turnaround from the widespread belief that there would be mass bankruptcies for upstream companies during 2016. There also has been a lot of excitement around the SCOOP/STACK in Oklahoma, and more recently, the core areas of the Bakken. These oil shale plays will be instrumental in stemming the decline of domestic crude oil production, which we believe bottomed in late 2016, and facilitating the resumption of production growth. Clearly these technological advancements in the upstream will be very beneficial for MLPs as well, especially for those MLPs with spare capacity on existing assets that will benefit from higher volumes with little incremental cost. Furthermore, this same dynamic is continuing to drive production growth for producers in natural gas plays like the Marcellus and Utica, and the MLPs that gather, process and transport this production will similarly benefit.

Another theme that received a lot of attention was the coming increase in ethane demand. Ethane makes up the largest portion of the typical NGL barrel and is used primarily for the production of ethylene, which in turn is used by petrochemical companies to produce plastics. From 2017 through 2020, several world-scale ethane

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

LETTER TO STOCKHOLDERS

crackers are slated to come on line, which should drive a step change in the demand for ethane in the U.S. Currently, the U.S. produces around 1.3 million barrels per day of ethane, and the vast majority of this production is consumed domestically by petrochemical companies. As the new ethane crackers are placed in service, domestic demand will increase by 40-50% over the next few years. For those MLPs that own processing plants, NGL pipelines and NGL fractionators, this increase in demand represents a huge opportunity, which is expected to be satisfied by increased domestic production and translate into higher utilization levels for midstream assets.

Some trends during 2016 were not so beneficial for MLPs and are contributing to some of the headwinds I mentioned earlier. First of all, we saw a much tougher regulatory environment in 2016. The poster child for increased regulatory difficulty has been the Bakken Pipeline Project, which includes the Dakota Access Pipeline (DAPL). This project is being pursued by a consortium of midstream energy companies, including Energy Transfer and Sunoco Logistics. Many of you have probably read news stories about DAPL protestors in North Dakota or seen protests on television or the internet (for example during a recent NFL game). In addition to garnering significant media attention, those who oppose projects like DAPL have become much more sophisticated in using the courts and the regulatory system to slow the approval process for new projects. While we believe the Trump administration will be more accommodating and we expect DAPL to be completed during 2017, we do not expect the opponents of fossil fuels to be any less zealous in attempting any and every way to slow or stop projects. Accordingly, the ultimate cost and timeline for announced projects will continue to be more uncertain than it has been in the past.

Finally, I want to spend some time discussing “back-door distribution cuts,” a trend that continued in 2016 and that we expect to continue into 2017 and beyond. As described above, these occur when an entity with a relatively lower yield acquires one with a relatively higher yield. The result of this kind of transaction is an effective distribution cut for the owner of the higher yielding entity, because the premium received is typically not sufficient to overcome the lower distribution of the acquiring entity. Most of these transactions have either been “simplifications” in which a c-corp parent acquires its subsidiary MLP, or mergers between MLPs under common control (i.e. two MLPs with the same general partner). In fact, since the Kinder Morgan simplification transaction closed in November of 2014, there have been seven additional back-door cuts announced or closed, only one of which was a true third-party transaction. We have had serious concerns about the fairness of some of these transactions to the limited partners of the MLP relative to the general partner, and we believe that the industry could benefit from more rigorous corporate governance with an eye toward protecting the interests of the limited partners.

The most recently announced transaction with a back-door cut is the proposed merger between Sunoco Logistics and Energy Transfer, which will result in an initial distribution cut of 27% to the owners of Energy Transfer. While the transaction consideration initially represented a 10% premium to Energy Transfer equity holders, that premium was wiped out by the trading performance of Sunoco Logistics after the deal was announced. We noted in our December press release for the fourth quarter distribution that we expected to recommend lowering our distribution for the first quarter by $0.07 to $0.08 per share, primarily as a result of this transaction (though the actual amount will depend on a variety of factors). In contrast to some of the simplification transactions that resulted in back-door cuts, Plains All American and Williams Partners pursued simplification transactions whereby the MLP acquired the general partner and incentive distribution rights from their respective parents (rather than a “roll-up” in which the c-corp parent acquires the subsidiary MLP). Although Plains and Williams also announced distribution cuts at the MLPs in conjunction with these “buy-in” transactions, the equity prices of the MLPs reacted more favorably than the roll-up transactions for a number of reasons. First, because there is an explicit cut in the distribution at the MLP, we believe the boards of these companies were forced to consider more carefully the value of the general partner’s incentive distribution rights (IDRs) post-cut, which resulted in a fairer deal for the MLP. Second, buy-in transactions do not result in a taxable transaction for either the MLP unitholders or c-corp parent shareholders. Finally, we believe the resulting MLP with no IDRs will enjoy a better valuation than a c-corp survivor of a roll-up simply because the MLP will not be subject to entity-level taxation.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

LETTER TO STOCKHOLDERS

We expect to see simplifications continue. MPLX has recently announced its intention to buy-in its general partner and IDRs from Marathon Petroleum once MPLX has acquired all of the assets from Marathon that are intended for the MLP, and a number of other MLPs have publicly stated that they are evaluating what to do with their IDRs. As more MLPs pursue simplification, crafting a permanent solution to the IDR burden will eventually become a competitive imperative for larger MLPs that have not addressed the issue.

Outlook

The outlook for MLPs into 2017 and beyond is very good. The worst part of the downturn is in the rearview mirror, and once again, the MLP model has prevailed. Although the market is up an astounding 61% since the February lows, we believe that there is still room for additional, meaningful price appreciation in the MLP market. Currently, the AMZ stands at 320 and yields 7.0%. With 10-year U.S. Treasury Bonds currently yielding 2.47%, the MLP “spread to Treasuries” stands at 453 basis points. While this is much tighter than the 809 basis point spread as of last year’s letter, it is still significantly higher than the long-term spread of ~300-350 basis points. In addition, MLPs look very attractive relative to other yield alternatives, with Utilities yielding 3.6% and REITs yielding 4.6%, and also look compelling on traditional valuation metrics such as Enterprise Value to EBITDA and Price to Distributable Cash Flow multiples.

While we are optimistic for continued recovery in the MLP market, we expect that the rising tide will not necessarily lift all boats. Exposure to the right basins, prudent management teams and strong balance sheets will be the keys to success for individual MLPs. We believe our team is well situated to identify which MLPs will be the best performers as the recovery continues to unfold.

We know that it has not been a pleasant experience enduring this downturn, but we sincerely believe that patient, long-term investors in the Company will be rewarded with very attractive returns over the next three to five years. We appreciate your investment in the Company and look forward to executing on our business plan of achieving high after-tax total returns by investing in MLPs and other midstream companies. We invite you to visit our website at kaynefunds.com for the latest updates.

Sincerely,

Kevin S. McCarthy

Chairman of the Board of Directors

and Chief Executive Officer

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

PORTFOLIO SUMMARY

(UNAUDITED)

Portfolio of Long-Term Investments by Category

November 30, 2016	November 30, 2015

Top Ten Holdings by Issuer

		Percent of Long-Term Investments as of November 30,
Holding	Category	2016	2015
1. Energy Transfer Partners, L.P.(1)	Midstream MLP	10.2%	12.9%
2. Williams Partners L.P.	Midstream MLP	9.4	6.8
3. ONEOK Partners, L.P.	Midstream MLP	8.5	9.5
4. Western Gas Partners, LP	Midstream MLP	7.6	5.5
5. Enterprise Products Partners L.P.	Midstream MLP	6.8	9.7
6. Targa Resources Corp.(2)	Midstream Company	6.8	—
7. Sunoco Logistics Partners L.P.(1)	Midstream MLP	4.4	2.5
8. MPLX LP(3)	Midstream MLP	3.8	0.4
9. Plains GP Holdings, L.P. — Plains AAP, L.P.(4)	Midstream MLP	3.7	3.8
10. Plains All American Pipeline, L.P.	Midstream MLP	3.6	2.9

(1)	On November 21, 2016, Energy Transfer Partners, L.P. (“ETP”) and Sunoco Logistics Partners L.P. (“SXL”) announced an agreement to combine in a unit-for-unit merger. On a combined basis, ETP and SXL represent 14.6% of long-term investments as of November 30, 2016.

(2)	On February 17, 2016, Targa Resources Corp. (“TRGP”) completed its acquisition of Targa Resources Partners LP (“NGLS”). As of November 30, 2015, our investment in NGLS represented 1.8% of long-term investments. As of that date we did not own any shares of TRGP.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

PORTFOLIO SUMMARY

(UNAUDITED)

(3)	On December 4, 2015, MarkWest Energy Partners, L.P. (“MWE”) and MPLX LP (“MPLX”) completed a merger whereby MWE became a wholly owned subsidiary of MPLX. As of November 30, 2015, our investments in MWE and MPLX represented 5.6% of long-term investments.

(4)	Our ownership of Plains AAP, L.P. (“PAGP-AAP”) is exchangeable on a one-for-one basis into either Plains GP Holdings, L.P. (“PAGP”) shares or Plains All American Pipeline, L.P. (“PAA”) units at our option.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Company Overview

Kayne Anderson Energy Development Company is a non-diversified, closed-end fund that commenced operations on September 21, 2006. We are a taxable corporation, paying federal and applicable state taxes on our taxable income. Our investment objective is to generate both current income and capital appreciation primarily through equity and debt investments. We seek to achieve this objective by investing at least 80% of our total assets in securities of Energy Companies. A key focus area for our investments is equity and debt investments in private and public entities structured as limited partnerships (“MLPs”). We also own equity and debt investments in Upstream, Midstream and Other Energy Companies (as such terms are defined in
Note 1 – Organization).

As of November 30, 2016, we had total assets of $346 million, net assets applicable to our common stockholders of $205 million (net asset value of $19.14 per share), and 10.7 million shares of common stock outstanding. As of November 30, 2016, we held $324 million in equity investments and no debt investments.

Results of Operations — For the Three Months Ended November 30, 2016

Investment Income.    Investment income totaled $0.3 million for the quarter. We received $6.6 million of dividends and distributions during the quarter, of which $6.3 million was treated as a return of capital and $0.02 million was treated as distributions in excess of cost basis.

Operating Expenses.    Operating expenses totaled $2.1 million, including $1.0 million of investment management fees (net of a $0.4 million fee waiver), $0.6 million of interest expense (including non-cash amortization of debt issuance costs of $0.1 million) and $0.3 million of other operating expenses. Preferred stock distributions during the quarter were $0.2 million.

Net Investment Loss.    Our net investment loss totaled $1.2 million and included a current tax expense of $0.4 million and a deferred tax benefit of $1.0 million.

Net Realized Losses.    We had net realized losses from investments of $0.3 million, consisting of realized losses from long-term investments of $0.5 million, a current tax benefit of $0.3 million and a deferred tax expense of $0.1 million.

Net Change in Unrealized Gains.    We had a net increase in unrealized gains of $5.2 million. The net increase consisted of unrealized gains from investments of $8.4 million, net unrealized losses from option activity of $0.1 million and a deferred tax expense of $3.1 million.

Net Increase in Net Assets Resulting from Operations.    We had an increase in net assets resulting from operations of $3.7 million. This increase was comprised of a net investment loss of $1.2 million, net realized losses of $0.3 million and an increase in unrealized gains of $5.2 million, as noted above.

Results of Operations — For the Fiscal Year Ended November 30, 2016

Investment Income.    Investment income totaled $1.8 million for the year. We received $25.4 million of dividends and distributions during the year, of which $23.4 million was treated as a return of capital and $0.2 million was treated as distributions in excess of cost basis. Return of capital was increased by $1.1 million due to 2015 tax reporting information that was received in fiscal 2016. We also received $0.06 million of paid-in-kind dividends, which are not included in investment income but are reflected as an unrealized gain.

Operating Expenses.    Operating expenses totaled $8.1 million, including $3.7 million of investment management fees (net of a $1.4 million fee waiver), $2.4 million of interest expense (including non-cash amortization of debt issuance costs of $0.6 million) and $1.1 million of other operating expenses. Preferred stock distributions during the year were $0.9 million.

Net Investment Loss.    Our net investment loss totaled $4.2 million and included a current tax benefit of $7.8 million and a deferred tax expense of $5.7 million.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Net Realized Losses.    We had net realized losses from investments of $0.7 million, consisting of realized losses from long-term investments of $1.2 million, net realized gains from option activity of $0.1 million, a current tax benefit of $1.5 million and a deferred tax expense of $1.1 million.

Net Change in Unrealized Gains.    We had a net increase in unrealized gains of $28.4 million. The net increase consisted of unrealized gains from investments of $45.3 million, net unrealized losses from option activity of $0.1 million and a deferred tax expense of $16.8 million.

Net Increase in Net Assets Resulting from Operations.    We had an increase in net assets resulting from operations of $23.5 million. This increase was comprised of a net investment loss of $4.2 million, net realized losses of $0.7 million and an increase in unrealized gains of $28.4 million, as noted above.

Distributions to Common Stockholders

We pay quarterly distributions to our common stockholders, funded generally by net distributable income (“NDI”) generated from our portfolio investments. NDI is the amount of income received by us from our portfolio investments less operating expenses, subject to certain adjustments as described below. NDI is not a financial measure under the accounting principles generally accepted in the United States of America (“GAAP”). Refer to the “Reconciliation of NDI to GAAP” section below for a reconciliation of this measure to our results reported under GAAP.

Income from portfolio investments includes (a) cash dividends and distributions, (b) paid-in-kind dividends or non-cash distributions received, and (c) interest income from debt securities and commitment fees from private investments in public equity (“PIPE investments”).

Operating expenses include (a) investment management fees paid to our investment adviser (KAFA), (b) other expenses (mostly comprised of fees paid to other service providers) and (c) interest expense and preferred stock distributions.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Net Distributable Income (NDI)

(amounts in millions, except for per share amounts)

	Three Months Ended November 30, 2016	Fiscal Year Ended November 30, 2016
Distributions and Other Income from Investments
Dividends and Distributions(1)	$6.57	$25.35
Paid-In-Kind Dividends(1)	—	0.06
Other Income	—	0.01
Net Premiums Received from Call Options Written	0.12	0.29

Total Distributions from Investments	6.69	25.71
Expenses
Net Investment Management Fee	(1.02)	(3.73)
Other Expenses	(0.26)	(1.17)
Interest Expense	(0.46)	(1.76)
Preferred Stock Distributions	(0.21)	(0.84)

Net Distributable Income (NDI)	$4.74	$18.21

Weighted Shares Outstanding	10.7	10.7
NDI per Weighted Share Outstanding	$0.44	$1.71

Adjusted NDI per Weighted Share Outstanding(2)	$0.46	$1.77

Distributions paid per Common Share(3)	$0.48	$1.92

(1)	See Note 2 — Significant Accounting Policies to the Financial Statements for additional information regarding paid-in-kind and non-cash dividends and distributions.

(2)	Adjusted NDI for the year includes $0.68 million of consideration received in two mergers that was intended to offset lower quarterly distributions as a result of such transactions. The two transactions were the mergers of Energy Transfer Partners, L.P. and Regency Energy Partners LP ($0.13 million) and MarkWest Energy Partners, L.P. and MPLX LP ($0.55 million, $0.14 million of which is included in the fourth quarter). Because the acquiring entity has deemed part of the merger consideration to be compensation to help offset the lower quarterly distribution that unitholders of the acquired entity would receive after closing, we believe it to be appropriate to include this amount in Adjusted NDI. This merger consideration is not included in investment income for GAAP purposes, but rather is treated as additional consideration when calculating the realized or unrealized gain (loss) that results from the merger transaction.

(3)	The distribution of $0.48 per share for the fourth quarter of fiscal 2016 was paid on January 13, 2017. Distributions for fiscal 2016 include the distributions paid in April 2016, July 2016, October 2016 and January 2017.

Payment of future distributions is subject to Board of Directors approval, as well as meeting the covenants of our credit facility and terms of our preferred stock. Because our quarterly distributions are funded primarily by NDI generated from our portfolio investments, the Board of Directors, in determining our quarterly distribution to common stockholders, gives a significant amount of consideration to the NDI and Adjusted NDI generated in the current quarter, as well as the NDI that our portfolio is expected to generate over the next twelve months. The Board of Directors also considers other factors, including but not limited to, realized and unrealized gains generated by the portfolio.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

In December 2016, we provided guidance for our distribution for the first quarter of fiscal 2017. Management stated at such time that it expected to recommend a reduction of $0.07 to $0.08 per share to our quarterly distribution. Over the last two years there has been an on-going trend of MLPs (or GPs) with lower yields acquiring MLPs with higher yields, including the merger of Energy Transfer Partners, L.P. and Sunoco Logistics Partners, L.P. announced in November 2016. The impact of these transactions has been to significantly reduce our NDI over that time period. The actual amount of the first quarter distribution will depend on a variety of factors.

Reconciliation of NDI to GAAP

The difference between distributions and other income from investments in the NDI calculation and total investment income as reported in our Statement of Operations is reconciled as follows:

•

GAAP recognizes that a significant portion of the cash distributions received from MLPs is characterized as a return of capital and therefore excluded from investment income, whereas the NDI calculation includes the return of capital portion of such distributions.

•

NDI includes the value of paid-in-kind dividends and distributions, whereas such amounts are not included as investment income for GAAP purposes during the period received, but rather are recorded as unrealized gains upon receipt.

•

NDI includes commitment fees from PIPE investments, whereas such amounts are generally not included in investment income for GAAP purposes, but rather are recorded as a reduction to the cost of the investment.

•

We may hold debt securities from time to time. Certain of our investments in debt securities may be purchased at a discount or premium to the par value of such security. When making such investments, we consider the security’s yield to maturity, which factors in the impact of such discount (or premium). Interest income reported under GAAP includes the non-cash accretion of the discount (or amortization of the premium) based on the effective interest method. When we calculate interest income for purposes of determining NDI, in order to better reflect the yield to maturity, the accretion of the discount (or amortization of the premium) is calculated on a straight-line basis to the earlier of the expected call date or the maturity date of the debt security.

•

We may sell covered call option contracts to generate income or to reduce our ownership of certain securities that we hold. In some cases, we are able to repurchase these call option contracts at a price less than the call premium that we received, thereby generating a profit. The premium we received from selling call options, less (i) the amount that we pay to repurchase such call option contracts and (ii) the amount by which the market price of an underlying security is above the strike price at the time a new call option is written (if any), is included in NDI. For GAAP purposes, premiums received from call option contracts sold are not included in investment income. See Note 2 — Significant Accounting Policies for a full discussion of the GAAP treatment of option contracts.

The treatment of expenses included in NDI also differs from what is reported in the Statement of Operations as follows:

•

The non-cash amortization or write-offs of capitalized debt issuance costs and preferred stock offering costs related to our financings is included in interest expense and distributions on mandatory redeemable preferred stock for GAAP purposes, but is excluded from our calculation of NDI.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Liquidity and Capital Resources

At November 30, 2016, we had total leverage outstanding of $103 million, which represented 30% of total assets and was comprised of $78 million outstanding under our senior secured credit facility (the “Credit Facility”) and $25 million of Mandatory Redeemable Preferred Shares (the “MRP Shares”). The Credit Facility includes a $70 million secured term loan (the “Term Loan”) and a $120 million secured revolving credit facility (the “Revolving Credit Facility”). As of November 30, 2016, we had $70 million outstanding under the Term Loan, $8 million outstanding under the Revolving Credit Facility, and we had $1 million of cash and cash equivalents.

The Term Loan matures on August 28, 2018, and the maturity date of the Revolving Credit Facility is August 28, 2017. We expect to renew this facility prior to its maturity date. Outstanding loan balances on the Term Loan accrue interest daily at a rate equal to LIBOR plus 1.35%. The interest rate of the Revolving Credit Facility is equal to LIBOR plus 1.60%, and we pay a commitment fee of 0.30% per annum on any unused amounts. If total borrowings under the Credit Facility exceed the borrowing base attributable to “quoted” securities (generally defined as equity investments in securities traded on an exchange and investments in bank debt and high yield bonds that are traded), the interest rate on the Term Loan and Revolving Credit Facility will increase to LIBOR plus 2.00% and LIBOR plus 3.00%, respectively, and the commitment fee on the Revolving Credit Facility will increase to 0.50%.

The maximum amount that we can borrow under our Credit Facility is limited to the lesser of $190 million ($70 million on the Term Loan and the $120 million commitment on the Revolving Credit Facility) and our borrowing base. Our borrowing base, subject to certain limitations, is generally calculated by multiplying the fair value of each of our investments by an advance rate. The total contribution to our borrowing base from private MLPs is limited to no more than 25% of the total borrowing base, and the contribution to our borrowing base from any single issuer of quoted securities and non-quoted securities is limited to no more than 12.5% and 7.5%, respectively, of the total borrowing base.

As of November 30, 2016, our total borrowings of $78 million represented 51% of the borrowing base of $152 million (52% of the borrowing base of $151 million attributable to quoted securities). As of January 20, 2017, we had $70 million borrowed on the Term Loan (at an interest rate of 2.12%) and $3 million borrowed under the Revolving Credit Facility ($117 million of undrawn capacity) at an interest rate of 2.37%. Our total borrowings of $73 million represented 45% of the borrowing base of $161 million (46% of the borrowing base of $159 million attributable to quoted securities). As of this same date, we had $1 million of cash and cash equivalents.

At November 30, 2016, our asset coverage ratios under the Investment Company Act of 1940, as amended (the “1940 Act”), were 395% for debt and 299% for total leverage (debt plus preferred stock). Our target asset coverage ratio with respect to our debt is 385%. At times we may be above or below our target depending upon market conditions as well as certain other factors, including our target total leverage asset coverage ratio of 290% and the basic maintenance amount as stated in our rating agency guidelines.

At November 30, 2016, our total leverage consisted of both fixed rate (24%) and floating rate (76%) obligations. At such date, the weighted average interest/dividend rate on our total leverage was 2.64%.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2016

(amounts in 000’s, except number of option contracts)

Description	No. of Shares/Units	Value
Long-Term Investments — 158.1%
Equity Investments(1) — 158.1%
Midstream MLP — 142.1%
Arc Logistics Partners LP	404	$5,961
Buckeye Partners, L.P.	131	8,421
Crestwood Equity Partners LP	102	2,275
DCP Midstream Partners, LP	288	9,969
Dominion Midstream Partners, LP	58	1,487
Enable Midstream Partners, LP	20	312
Enbridge Energy Partners, L.P.	276	6,817
Energy Transfer Partners, L.P.(2)	938	32,939
EnLink Midstream Partners, LP	423	7,412
Enterprise Products Partners L.P.	851	22,065
EQT Midstream Partners, LP	84	6,115
Global Partners LP	297	4,699
Magellan Midstream Partners, L.P.	62	4,321
Midcoast Energy Partners, L.P.	268	1,678
MPLX LP	373	12,260
NGL Energy Partners LP	147	2,725
ONEOK Partners, L.P.(3)(4)	662	27,655
PBF Logistics LP	239	4,465
Phillips 66 Partners LP	52	2,324
Plains All American Pipeline, L.P.(4)	356	11,715
Plains GP Holdings, L.P. — Plains AAP, L.P.(4)(5)(6)	345	12,121
Shell Midstream Partners, L.P.	186	5,122
Spectra Energy Partners, LP	91	3,862
Sprague Resources LP	102	2,302
Summit Midstream Partners, LP	71	1,592
Sunoco Logistics Partners L.P.(2)	604	14,312
Tallgrass Energy Partners, LP	226	10,572
TC PipeLines, LP	24	1,276
Tesoro Logistics LP	196	9,237
Western Gas Partners, LP	294	16,767
Western Gas Partners, LP — Convertible Preferred Units(6)(7)(8)	134	7,839
Williams Partners L.P.	836	30,528

		291,145

Midstream Company — 11.6%
Tallgrass Energy GP, LP	71	1,728
Targa Resources Corp.(3)	412	21,969

		23,697

Shipping MLP — 4.4%
Capital Product Partners L.P. — Class B Units(6)(7)(9)	606	4,194
Golar LNG Partners LP	220	4,902

		9,096

Total Long-Term Investments — 158.1% (Cost — $286,837)		323,938

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2016

(amounts in 000’s, except number of option contracts)

Description	Price	Date	Contracts	Value
Liabilities
Call Option Contracts Written(10)
Midstream MLP
ONEOK Partners, L.P.	$41.00	12/16/16	250	$(40)
ONEOK Partners, L.P.	42.00	12/16/16	250	(25)

				(65)

Midstream Company
Targa Resources Corp.	50.00	12/16/16	500	(216)

Total Call Option Contracts Written (Premium Received — $124)				(281)

Debt				(78,000)
Mandatory Redeemable Preferred Stock at Liquidation Value				(25,000)
Deferred Income Tax Liability				(36,116)
Income Tax Receivable				17,784
Other Assets in Excess of Other Liabilities				2,510

Net Assets Applicable to Common Stockholders				$204,835

(1)	Unless otherwise noted, equity investments are common units/common shares.

(2)	On November 21, 2016, Energy Transfer Partners, L.P. (“ETP”) and Sunoco Logistics Partners L.P. (“SXL”) announced an agreement to combine in a unit-for-unit merger.

(3)	Security or a portion thereof is segregated as collateral on option contracts written.

(4)	The Company believes that it is an affiliate of Plains All American Pipeline, L.P. (“PAA”) and Plains AAP, L.P. (“PAGP-AAP”). The Company does not believe that it is an affiliate of ONEOK Partners, L.P. See Note 5 — Agreements and Affiliations.

(5)	The Company’s ownership of PAGP-AAP is exchangeable on a one-for-one basis into either Plains GP Holdings, L.P. (“PAGP”) shares or PAA units at the Company’s option. The Company values its PAGP-AAP investment on an “as exchanged” basis based on the higher public market value of either PAGP or PAA. As of November 30, 2016, the Company’s PAGP-AAP investment is valued at PAGP’s closing price. See Notes 3 and 7 in Notes to Financial Statements.

(6)	The Company’s ability to sell this security is subject to certain legal or contractual restrictions. As of November 30, 2016, the aggregate value of restricted securities held by the Company was $24,154 (7.0% of total assets). See Note 7 — Restricted Securities.

(7)	Fair valued security. See Notes 2 and 3 in Notes to Financial Statements.

(8)	On April 15, 2016, the Company purchased, in a private placement, Series A Convertible Preferred Units (“Convertible Preferred Units”) from Western Gas Partners, LP (“WES”). The Convertible Preferred Units are senior to the common units in terms of liquidation preference and priority of distributions and pay a quarterly distribution of $0.68 per unit. The Convertible Preferred Units have a one-year lock-up through March 14, 2017, and holders of the Convertible Preferred Units may convert on a one-for-one basis into common units of WES any time after March 14, 2018.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2016

(amounts in 000’s, except number of option contracts)

(9)	Class B Units are convertible on a one-for-one basis into common units of Capital Product Partners L.P. (“CPLP”) and are senior to the common units in terms of liquidation preference and priority of distributions. The Class B Units pay quarterly cash distributions and are convertible at any time at the option of the holder. The Class B Units paid a distribution of $0.21375 per unit for the fourth quarter.

(10)	Security is non-income producing.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

STATEMENT OF ASSETS AND LIABILITIES

NOVEMBER 30, 2016

(amounts in 000’s, except share and per share amounts)

ASSETS
Investments, at fair value:
Non-affiliated (Cost — $278,344)	$300,102
Affiliated (Cost — $8,493)	23,836

Total investments (Cost — $286,837)	323,938
Cash	681
Deposits with broker	124
Receivable for securities sold	2,438
Dividends and distributions receivable	86
Deferred debt and preferred stock offering costs, prepaid expenses and other assets	925
Income tax receivable	17,784

Total Assets	345,976

LIABILITIES
Investment management fee payable	1,023
Call option contracts written (Premiums received—$124)	281
Accrued directors’ fees and expenses	61
Accrued expenses and other liabilities	660
Deferred income tax liability	36,116
Revolving credit facility	8,000
Term loan	70,000
Mandatory redeemable preferred stock, $25.00 liquidation value per share (1,000,000 shares issued and outstanding)	25,000

Total Liabilities	141,141

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$204,835

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS CONSIST OF
Common stock, $0.001 par value (199,000,000 shares authorized; 10,704,709 shares issued and outstanding)	$11
Paid-in capital	189,138
Accumulated net investment loss, net of income taxes, less dividends	(109,566)
Accumulated net realized gains on investments, net of income taxes	101,744
Net unrealized gains on investments, net of income taxes	23,508

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$204,835

NET ASSET VALUE PER COMMON SHARE	$19.14

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

STATEMENT OF OPERATIONS

FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2016

(amounts in 000’s)

INVESTMENT INCOME
Income
Dividends and distributions:
Non-affiliated investments	$23,583
Affiliated investments	1,769

Total dividends and distributions	25,352
Return of capital	(23,367)
Distributions in excess of cost basis	(156)

Net dividends and distributions	1,829
Interest income	6

Total Investment Income	1,835

Expenses
Investment management fees, before investment management fee waiver	5,143
Professional fees	413
Directors’ fees and expenses	266
Administration fees	128
Insurance	64
Custodian fees	50
Other expenses	248

Total Expenses — before fee waiver, interest expense, preferred distributions and taxes	6,312

Investment management fee waiver	(1,409)
Interest expense and amortization of offering costs	2,375
Distributions on mandatory redeemable preferred stock and amortization of offering costs	870

Total Expenses — before taxes	8,148

Net Investment Loss — Before Taxes	(6,313)
Current income tax benefit	7,838
Deferred income tax expense	(5,715)

Net Investment Loss	(4,190)

REALIZED AND UNREALIZED GAINS (LOSSES)
Net Realized Gains (Losses)
Investments — non-affiliated	(1,182)
Options	107
Current income tax benefit	1,475
Deferred income tax expense	(1,076)

Net Realized Losses	(676)

Net Change in Unrealized Gains (Losses)
Investments — non-affiliated	40,266
Investments — affiliated	5,056
Options	(157)
Deferred income tax expense	(16,784)

Net Change in Unrealized Gains	28,381

Net Realized and Unrealized Gains	27,705

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$23,515

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS

(amounts in 000’s, except share amounts)

	For the Fiscal Year Ended November 30,
	2016	2015
OPERATIONS
Net investment loss, net of tax(1)	$(4,190)	$(2,158)
Net realized losses, net of tax	(676)	(16,144)
Net change in unrealized gains (losses), net of tax	28,381	(109,685)

Net Increase (Decrease) in Net Assets Resulting from Operations	23,515	(127,987)

DIVIDENDS AND DISTRIBUTIONS TO COMMON STOCKHOLDERS(2)
Dividends	(2,022)	(22,284)
Distributions — return of capital	(18,434)	—

Dividends and Distributions to Common Stockholders	(20,456)	(22,284)

CAPITAL STOCK TRANSACTIONS
Issuance of 43,309 shares of common stock	670 (3)	—
Issuance of 86,861 and 58,549 shares of common stock from reinvestment of dividends and distributions, respectively	1,377	1,504

Net Increase in Net Assets Applicable to Common Stockholders from Capital Stock Transactions	2,047	1,504

Total Increase (Decrease) in Net Assets Applicable to Common Stockholders	5,106	(148,767)

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
Beginning of year	199,729	348,496

End of year	$204,835	$199,729

(1)	Distributions on the Company’s mandatory redeemable preferred stock (“MRP Shares”) are treated as an operating expense under GAAP and are included in the calculation of net investment loss. See Note 2 – Significant Accounting Policies. Distributions in the amount of $842 and $543 paid to holders of MRP Shares during the fiscal years ended November 30, 2016 and 2015, respectively, were characterized as dividends (eligible to be treated as qualified dividend income). This characterization is based on the Company’s earnings and profits.

(2)	Distributions paid to common stockholders for the fiscal years ended November 30, 2016 and 2015 were characterized as either dividends (eligible to be treated as qualified dividend income) or distributions (return of capital). This characterization is based on the Company’s earnings and profits.

(3)	On December 17, 2015, the Company’s investment advisor, KA Fund Advisors, LLC, purchased $670 of newly issued shares funded in part with the after-tax management fees received during the fourth quarter of fiscal 2015. See Note 12 — Common Stock.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

STATEMENT OF CASH FLOWS

FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2016

(amounts in 000’s)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$23,515
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Return of capital distributions	23,367
Distributions in excess of cost basis	156
Net realized losses	1,075
Net change in unrealized gains	(45,165)
Purchase of long-term investments	(113,472)
Proceeds from sale of long-term investments	109,210
Increase in deposits with brokers	(124)
Increase in receivable for securities sold	(1,608)
Decrease in dividends and distributions receivable	124
Amortization of debt offering costs	621
Amortization of mandatory redeemable preferred stock offering costs	27
Increase in prepaid expenses and other assets	(12)
Increase in income tax receivable	(10,818)
Decrease in payable for securities purchased	(497)
Decrease in investment management fee payable	(42)
Increase in call options written	124
Increase in accrued directors’ fees and expenses	8
Increase in accrued expenses and other liabilities	91
Increase in deferred income tax liability	23,575

Net Cash Provided by Operating Activities	10,155

CASH FLOWS FROM FINANCING ACTIVITIES
Increase in borrowings under credit facility	7,000
Proceeds from issuance of common stock	670
Cash distributions paid to common stockholders	(19,079)

Net Cash Used in Financing Activities	(11,409)

NET DECREASE IN CASH	(1,254)
CASH — BEGINNING OF YEAR	1,935

CASH — END OF YEAR	$681

Supplemental disclosure of cash flow information:

Non-cash financing activities not included herein consisted of reinvestment of distributions pursuant to the Company’s dividend reinvestment plan of $1,377.

During the fiscal year ended November 30, 2016, there were $5 of state income taxes and $1,500 of federal income taxes paid. The Company paid interest of $1,747 on its debt obligations.

During the fiscal year ended November 30, 2016, the Company received $57 of paid-in-kind dividends. See Note 2 — Significant Accounting Policies.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2016	2015	2014
Per Share of Common Stock(1)
Net asset value, beginning of period	$18.89	$33.14	$29.96
Net investment income (loss)(2)	(0.39)	(0.20)	(0.15)
Net realized and unrealized gain (loss) on investments	2.57	(11.94)	5.38
Net change in unrealized losses — conversion to taxable corporation	—	—	—

Total income (loss) from investment operations	2.18	(12.14)	5.23

Common dividends(3)	(0.19)	(2.11)	(2.04)
Common distributions from net realized long-term capital gains(3)(4)	—	—	—
Common distributions — return of capital(3)	(1.73)	—	—

Total dividends and distributions — common	(1.92)	(2.11)	(2.04)

Effect of common shares issued in reinvestment of distributions	(0.01)	—	(0.01)

Net asset value, end of period	$19.14	$18.89	$33.14

Market value per share of common stock, end of period	$19.48	$17.39	$34.99

Total investment return based on common stock market value(5)	26.1%	(46.1)%	30.2%
Total investment return based on net asset value(6)	14.1%	(38.1)%	18.1%
Supplemental Data and Ratios(7)
Net assets applicable to common stockholders, end of period	$204,835	$199,729	$348,496
Ratio of expenses to average net assets:
Management fees	2.7%	2.7%	2.7%
Other expenses	0.6	0.4	0.4

Subtotal	3.3	3.1	3.1
Interest expense and distributions on mandatory redeemable preferred stock(2)	1.7	1.0	0.7
Management fee waivers	(0.7)	(0.7)	(0.4)
Income tax expense(8)	7.4	—	9.0

Total expenses(9)	11.7%	3.4%	12.4%

Ratio of net investment income (loss) to average net assets(2)	(2.2)%	(0.8)%	(0.4)%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	12.2%	(45.4)%	15.2%
Portfolio turnover rate	37.8%	21.4%	31.4%
Average net assets	$192,333	$282,058	$360,463
Credit facility outstanding, end of period	$8,000	$1,000	$44,000
Term loan outstanding, end of period	$70,000	$70,000	$70,000
Mandatory redeemable preferred stock, end of period	$25,000	$25,000	$—
Average shares of common stock outstanding	10,663,300	10,542,233	10,489,146
Asset coverage of total debt(10)	394.7%	416.5%	405.7%
Asset coverage of total leverage (debt and preferred stock)(11)	298.9%	308.1%	405.7%
Average amount of borrowings outstanding per share of common stock during the period	$6.86	$7.62	$9.16

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2013	2012	2011	2010
Per Share of Common Stock(1)
Net asset value, beginning of period	$23.74	$23.01	$20.56	$16.58
Net investment income (loss)(2)	(0.14)	0.08	0.25	(0.18)
Net realized and unrealized gain (loss) on investments	8.13	2.27	3.60	5.39
Net change in unrealized losses — conversion to taxable corporation	—	—	—	—

Total income (loss) from investment operations	7.99	2.35	3.85	5.21

Common dividends(3)	(1.76)	(1.62)	(1.37)	(0.51)
Common distributions from net realized long-term capital gains(3)(4)	—	—	—	—
Common distributions — return of capital(3)	—	—	—	(0.69)

Total dividends and distributions — common	(1.76)	(1.62)	(1.37)	(1.20)

Effect of common shares issued in reinvestment of distributions	(0.01)	—	(0.03)	(0.03)

Net asset value, end of period	$29.96	$23.74	$23.01	$20.56

Market value per share of common stock, end of period	$28.70	$26.01	$20.21	$18.21

Total investment return based on common stock market value(5)	18.1%	37.8%	19.3%	45.8%
Total investment return based on net asset value(6)	35.1%	10.5%	20.3%	34.3%
Supplemental Data and Ratios(7)
Net assets applicable to common stockholders, end of period	$313,404	$247,017	$238,030	$211,041
Ratio of expenses to average net assets:
Management fees	2.5%	2.4%	2.4%	2.1%
Other expenses	0.5	0.6	0.7	1.0

Subtotal	3.0	3.0	3.1	3.1
Interest expense and distributions on mandatory redeemable preferred stock(2)	0.8	0.9	0.8	0.9
Management fee waivers	(0.1)	—	—	—
Income tax expense(8)	17.1	5.6	10.0	16.3

Total expenses(9)	20.8%	9.5%	13.9%	20.3%

Ratio of net investment income (loss) to average net assets(2)	(0.5)%	0.3%	1.1%	(1.0)%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	29.2%	9.9%	17.1%	28.3%
Portfolio turnover rate	38.4%	34.6%	68.1%	33.4%
Average net assets	$284,880	$246,183	$231,455	$188,307
Credit facility outstanding, end of period	$85,000	$72,000	$77,000	$57,000
Term loan outstanding, end of period	$—	$—	$—	$—
Mandatory redeemable preferred stock, end of period	$—	$—	$—	$—
Average shares of common stock outstanding	10,430,618	10,372,215	10,301,878	10,212,289
Asset coverage of total debt(10)	468.7%	443.1%	409.1%	470.2%
Asset coverage of total leverage (debt and preferred stock)(11)	468.7%	443.1%	409.1%	470.2%
Average amount of borrowings per share of common stock during the period	$7.46	$7.54	$6.07	$5.38

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2009	2008	2007
Per Share of Common Stock(1)
Net asset value, beginning of period	$16.10	$23.95	$24.03
Net investment income (loss)(2)	0.10	0.09	0.08
Net realized and unrealized gain (loss) on investments	1.68	(5.89)	1.18
Net change in unrealized losses — conversion to taxable corporation	—	(0.38)	—

Total income (loss) from investment operations	1.78	(6.18)	1.26

Common dividends(3)	—	—	(0.95)
Common distributions from net realized long-term capital gains(3)(4)	—	—	(0.15)
Common distributions — return of capital(3)	(1.30)	(1.67)	(0.24)

Total dividends and distributions — common	(1.30)	(1.67)	(1.34)

Effect of common shares issued in reinvestment of distributions	—	—	—

Net asset value, end of period	$16.58	$16.10	$23.95

Market value per share of common stock, end of period	$13.53	$9.63	$23.14

Total investment return based on common stock market value(5)	56.0%	(54.8)%	9.3%
Total investment return based on net asset value(6)	14.4%	(27.0)%	5.1%
Supplemental Data and Ratios(7)
Net assets applicable to common stockholders, end of period	$168,539	$162,687	$240,758
Ratio of expenses to average net assets:
Management fees	2.0%	0.4%	3.1%
Other expenses	1.3	1.1	0.9

Subtotal	3.3	1.5	4.0
Interest expense and distributions on mandatory redeemable preferred stock(2)	0.8	2.0	1.0
Management fee waivers	—	—	(0.4)
Income tax expense(8)	6.9	—	0.8

Total expenses(9)	11.0%	3.5%	5.4%

Ratio of net investment income (loss) to average net assets(2)	0.7%	0.4%	0.3%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	11.3%	(29.5)%	5.1%
Portfolio turnover rate	20.9%	27.0%	28.8%
Average net assets	$160,847	$211,531	$246,468
Credit facility outstanding, end of period	$56,000	$57,000	$99,000
Term loan outstanding, end of period	$—	$—	$—
Mandatory redeemable preferred stock, end of period	$—	$—	$—
Average shares of common stock outstanding	10,116,071	10,073,398	10,014,496
Asset coverage of total debt(10)	—	—	—
Asset coverage of total leverage (debt and preferred stock)(11)	—	—	—
Average amount of borrowings per share of common stock during the period	$5.28	$7.50	$3.25

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

(1)	Based on average shares of common stock outstanding.

(2)	Distributions on the Company’s MRP Shares are treated as an operating expense under GAAP and are included in the calculation of net investment income (loss). See Note 2 — Significant Accounting Policies.

(3)	The information presented for each period is a characterization of the total distributions paid to common stockholders as either a dividend (eligible to be treated as qualified dividend income) or a distribution (long-term capital gains or return of capital) and is based on the Company’s earnings and profits.

(4)	For the fiscal year ended November 30, 2007 and prior periods, the Company was treated as a regulated investment company under the U.S. Internal Revenue Code of 1986, as amended. Since December 1, 2007, the Company has been taxed as a corporation, and, as a result, the categorization of distributions from net realized long-term capital gains is no longer applicable.

(5)	Total investment return based on market value is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions, if any, at actual prices pursuant to the Company’s dividend reinvestment plan.

(6)	Total investment return based on net asset value is calculated assuming a purchase of common stock at the net asset value on the first day and a sale at the net asset value on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.

(7)	Unless otherwise noted, ratios are annualized.

(8)	For the fiscal years ended November 30, 2015 and 2008, the Company reported a net income tax benefit of $76,311 (27.1% of average net assets) and $33,264 (15.7% of average net assets), respectively, primarily related to unrealized losses on investments. The income tax expense is assumed to be 0% because the Company reported a net income tax benefit during the year.

(9)	For the fiscal year ended November 30, 2008, total expenses exclude 0.4% relating to bad debt expense for the ratio of expenses to average net assets.

(10)	Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by senior securities representing indebtedness divided by senior securities representing indebtedness. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it incur additional indebtedness if at the time of such declaration or incurrence its asset coverage with respect to senior securities representing indebtedness would be less than 300%. For purposes of this test, the Revolving Credit Facility and Term Loan are considered senior securities representing indebtedness. Prior to July 7, 2010, the Company was a business development company under the 1940 Act and not subject to the requirements of section 18(a)(1)(A) for the asset coverage of total debt disclosure.

(11)	Calculated pursuant to section 18(a)(2)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by any other senior securities representing indebtedness and MRP Shares divided by the aggregate amount of any other senior securities representing indebtedness and MRP Shares. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it issue additional preferred stock if at the time of such declaration or issuance, its asset coverage with respect to all senior securities would be less than 200%. In addition to the limitations under the 1940 Act, the Company, under the terms of its MRP Shares, would not be able to declare or pay any distributions on its common stock if such declaration would cause its asset coverage with respect to all senior securities to be less than 225%. For purposes of these tests, the Credit Facility and the Term Loan are considered senior securities representing indebtedness. Prior to July 7, 2010, the Company was a business development company under the 1940 Act and not subject to the requirements of section 18(a)(2)(A) for the asset coverage of total debt and preferred stock disclosure.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

1.	Organization

Kayne Anderson Energy Development Company (the “Company”) was organized as a Maryland corporation on May 24, 2006. The Company is an externally managed, non-diversified closed-end management investment company. The Company commenced investment operations on September 21, 2006. The Company’s shares of common stock are listed on the New York Stock Exchange (“NYSE”) under the symbol “KED.” The Company is taxed as a corporation. See Note 6 — Income Taxes.

The Company’s investment objective is to generate both current income and capital appreciation primarily through equity and debt investments. The Company seeks to achieve this objective by investing at least 80% of its total assets in securities of companies that derive the majority of their revenue from activities in the energy industry (“Energy Companies”), including: (a) Midstream Energy Companies, which are businesses that operate assets used to gather, transport, process, treat, terminal and store natural gas, natural gas liquids, propane, crude oil or refined petroleum products; (b) Upstream Energy Companies, which are businesses engaged in the exploration, extraction and production of natural resources, including natural gas, natural gas liquids and crude oil, from onshore and offshore geological reservoirs; and (c) Other Energy Companies, which are businesses engaged in owning, leasing, managing, producing, processing and selling of coal and coal reserves; the marine transportation of crude oil, refined petroleum products, liquefied natural gas, as well as other energy-related natural resources using tank vessels and bulk carriers; and refining, marketing and distributing refined energy products, such as motor gasoline and propane, to retail customers and industrial end-users. A majority of the Company’s investments are in entities structured as master limited partnerships (“MLPs”), including both publicly-traded MLPs and private MLPs, which are structured much like publicly-traded MLPs.

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies that the Company uses to prepare its financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Company is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 — “Financial Services — Investment Companies.”

A. Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ materially from those estimates.

B. Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

C. Calculation of Net Asset Value — The Company determines its net asset value on a daily basis and reports its net asset value on its website. Net asset value is computed by dividing the value of the Company’s assets (including accrued interest and distributions and current and deferred income tax assets), less all of its liabilities (including accrued expenses, distributions payable, current and deferred accrued income taxes, and any borrowings) and the liquidation value of any outstanding preferred stock by the total number of common shares outstanding.

D. Investment Valuation — Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are valued by using the mean of the bid and ask prices provided by an independent pricing service or, if such prices are not available or in the judgment of KA Fund Advisors, LLC (“KAFA”) such prices are stale or do not represent fair value, by an independent broker. For debt securities that are considered bank loans, the fair market value is determined by using the mean of the bid and ask prices provided by the agent or syndicate bank or principal market maker. When price quotes for securities are not available, or such prices are stale or do not represent fair value in the judgment of KAFA, fair market value will be determined using the Company’s valuation process for securities that are privately issued or otherwise restricted as to resale.

Exchange-traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.

The Company holds securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any security for which (a) reliable market quotations are not available in the judgment of KAFA, or (b) the independent pricing service or independent broker does not provide prices or provides a price that in the judgment of KAFA is stale or does not represent fair value, shall each be valued in a manner that most fairly reflects fair value of the security on the valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:

•

Investment Team Valuation.    The applicable investments are valued by senior professionals of KAFA who are responsible for the portfolio investments. The investments will be valued monthly with new investments valued at the time such investment was made.

•

Investment Team Valuation Documentation.    Preliminary valuation conclusions will be determined by senior management of KAFA. Such valuations and supporting documentation are submitted to the Valuation Committee (a committee of the Company’s Board of Directors) and the Board of Directors on a quarterly basis.

•

Valuation Committee.    The Valuation Committee meets to consider the valuations submitted by KAFA at the end of each quarter. Between meetings of the Valuation Committee, a senior officer of KAFA is authorized to make valuation determinations. All valuation determinations of the Valuation Committee are subject to ratification by the Board of Directors at its next regular meeting.

•

Valuation Firm.    Quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities, unless the aggregate fair value of such security is less than 0.1% of total assets.

•

Board of Directors Determination.    The Board of Directors meets quarterly to consider the valuations provided by KAFA and the Valuation Committee and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

At November 30, 2016, the Company held 5.9% of its net assets applicable to common stockholders (3.5% of total assets) in securities that were fair valued pursuant to the procedures adopted by the Board of Directors. The aggregate fair value of these securities at November 30, 2016 was $12,033. See Note 3 — Fair Value and Note 7 — Restricted Securities.

E. Repurchase Agreements — From time to time, the Company has agreed to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The financial institutions with whom the Company enters into repurchase agreements are banks and broker/dealers which KAFA considers creditworthy. The seller under a repurchase agreement is required to maintain the value of the securities as collateral, subject to the agreement, at not less than the

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

repurchase price plus accrued interest. KAFA monitors daily the mark-to-market of the value of the collateral, and, if necessary, requires the seller to maintain additional securities, so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Company to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities. During the fiscal year ended November 30, 2016, the Company did not enter into any repurchase agreements.

F. Short Sales — A short sale is a transaction in which the Company sells securities it does not own (but has borrowed) in anticipation of or to hedge against a decline in the market price of the securities. To complete a short sale, the Company may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Company for the short sale are retained by the broker until the Company replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Company becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever the price may be.

The Company’s short sales, if any, are fully collateralized. The Company is required to maintain assets consisting of cash or liquid securities equal in amount to the liability created by the short sale. These assets are adjusted daily to reflect changes in the value of the securities sold short. The Company is liable for any dividends or distributions paid on securities sold short.

The Company may also sell short “against the box” (i.e., the Company enters into a short sale as described above while holding an offsetting long position in the security which it sold short). If the Company enters into a short sale “against the box,” the Company would segregate an equivalent amount of securities owned as collateral while the short sale is outstanding. During the fiscal year ended November 30, 2016, the Company did not engage in any short sales.

G. Security Transactions — Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are calculated using the specific identification cost basis method for GAAP purposes. Since the Company’s inception, it had also utilized the specific identification cost basis method for tax purposes. On July 13, 2015, the Company filed a request with the Internal Revenue Service (the “IRS”) to change the tax accounting method used to compute the adjusted tax cost basis of its MLP securities to the average cost method. On January 5, 2016, the Company received notification that the IRS approved the tax accounting method change effective December 1, 2014. The tax accounting method change did not change the accounting method utilized for GAAP purposes. See Note 6 — Income Taxes.

H. Derivative Financial Instruments — The Company may utilize derivative financial instruments in its operations.

In October 2016, the Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, the Company is assessing the anticipated impact of these regulatory developments and will adopt these when they become effective.

Interest rate swap contracts.    The Company may use hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of the Company’s leverage. Such interest rate swaps would principally be used to protect the Company against higher costs on its leverage resulting from increases in interest rates. The Company does not hedge any interest rate risk associated with portfolio holdings. Interest rate transactions the Company may use for hedging purposes may expose it to certain risks that differ from the risks associated with its portfolio holdings. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Company.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

In addition, if the counterparty to an interest rate swap or cap defaults, the Company would not be able to use the anticipated net receipts under the interest rate swap or cap to offset its cost of financial leverage.

Interest rate swap contracts are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of interest rate swap agreements are recorded as realized gains or losses in the Statement of Operations. The Company generally values interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market. See Note 8 — Derivative Financial Instruments.

Option contracts.    The Company is exposed to financial market risks including changes in the valuations of its investment portfolio. The Company may purchase or write (sell) call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.

The Company would realize a gain on a purchased call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Company would realize either no gain or a loss on the purchased call option. The Company may also purchase put option contracts. If a purchased put option is exercised, the premium paid increases the cost basis of the securities sold by the Company.

The Company may also write (sell) call options with the purpose of generating income or reducing its ownership of certain securities. If the Company writes a call option on a security, the Company has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. The Company will only write call options on securities that the Company holds in its portfolio (i.e., covered calls).

When the Company writes a call option, an amount equal to the premium received by the Company is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Company on the expiration date as realized gains from investments. If the Company repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss. The Company, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 8 — Derivative Financial Instruments.

I. Return of Capital Estimates — Dividends and distributions received from the Company’s investments are comprised of income and return of capital. Payments made by MLPs (and other entities treated as partnerships for federal income tax purposes) are categorized as “distributions” and payments made by corporations are categorized as “dividends.” At the time such dividends and distributions are received, the Company estimates the amount of such payments that is considered investment income and the amount that is considered a return of capital. Since its inception, the Company has estimated that 90% of distributions received from its MLP investments were return of capital distributions. This estimate is adjusted to actual in the subsequent fiscal year when tax reporting information related to the Company’s MLP investments is received. Based on the actual return of capital during the previous two years, the Company revised its estimate of return of capital related to MLP investments to 93%. Such estimates for MLPs and other investments are based on historical information available from each investment and other industry sources.

The return of capital portion of the dividends and distributions received is a reduction to investment income, results in an equivalent reduction in the cost basis of the associated investments, and increases net realized gains (losses) and net change in unrealized gains (losses). If the cash distributions received by the Company exceed its cost basis (i.e. its cost basis is zero), the distributions are treated as realized gains.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

The Company includes all cash distributions received on its Statement of Operations and reduces its investment income by (i) the estimated return of capital and (ii) the distributions in excess of cost basis. For the fiscal year ended November 30, 2016, the Company estimated $23,367 of return of capital and $156 of cash distributions that were in excess of cost basis. The cash distributions that were in excess of cost basis were treated as realized gains.

In accordance with GAAP, the return of capital cost basis reductions for the Company’s MLP investments are limited to the total amount of the cash distributions received from such investments. For income tax purposes, the cost basis reductions for the Company’s MLP investments typically exceed cash distributions received from such investments due to allocated losses from these investments. See Note 6 — Income Taxes. The following table sets forth the estimated total return of capital portion of the dividends and distributions received that are attributable to net realized gains (losses) and net change in unrealized gains (losses).

For the Fiscal Year Ended November 30, 2016
Return of capital portion of dividends and distributions received	92%
Return of capital — attributable to net realized gains (losses)	$2,880
Return of capital — attributable to net change in unrealized gains (losses)	20,487

Total return of capital	$23,367

For the fiscal year ended November 30, 2016, the Company estimated the return of capital portion of distributions received to be $22,248 (88%). This amount was increased by $1,119 due to 2015 tax reporting information received by the Company in fiscal 2016. As a result, the return of capital percentage for the fiscal year ended November 30, 2016 was 92%. In addition, for the fiscal year ended November 30, 2016, the Company estimated the cash distributions that were in excess of cost basis to be $95. This amount was increased by $61 due to the 2015 tax reporting information that was received in fiscal 2016.

J. Investment Income — The Company records dividends and distributions on the ex-dividend date. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts to the extent that such amounts are expected to be collected. When investing in securities with payment in-kind interest, the Company will accrue interest income during the life of the security even though it will not be receiving cash as the interest is accrued. To the extent that interest income to be received is not expected to be realized, a reserve against income is established.

Certain of the Company’s debt securities may be purchased at a discount or premium to the par value of the security. The non-cash accretion of a discount to par value increases interest income while the non-cash amortization of a premium to par value decreases interest income. The accretion of a discount and amortization of a premium are based on the effective interest method. The amount of these non-cash adjustments can be found in the Company’s Statement of Cash Flows. The non-cash accretion of a discount increases the cost basis of the debt security, which results in an offsetting unrealized loss. The non-cash amortization of a premium decreases the cost basis of the debt security which results in an offsetting unrealized gain. To the extent that par value is not expected to be realized, the Company discontinues accruing the non-cash accretion of the discount to par value of the debt security.

The Company may receive paid-in-kind and non-cash dividends and distributions in the form of additional units or shares from its investments. For paid-in-kind dividends, the additional units are not reflected in investment income during the period received, but are recorded as unrealized gains upon receipt. Non-cash distributions are reflected in investment income because the Company has the option to receive its distributions in cash or in additional units of the security. During the fiscal year ended November 30, 2016, the Company

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

received $57 of paid-in-kind dividends, none of which was received during the fiscal third or fourth quarter of 2016, from its investment in Enbridge Energy Management, L.L.C.

K. Distributions to Stockholders — Distributions to common stockholders are recorded on the ex-dividend date. Distributions to holders of MRP Shares are accrued on a daily basis as described in Note 11 — Preferred Stock. As required by the Distinguishing Liabilities from Equity topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC 480), the Company includes the accrued distributions on its MRP Shares as an operating expense due to the fixed term of this obligation. For tax purposes, the payments made to holders of the Company’s MRP Shares are treated as dividends or distributions.

The characterization of the distributions paid to holders of MRP Shares and common stock as either dividend income (eligible to be treated as qualified dividend income) or distributions (return of capital) is determined after the end of the fiscal year based on the Company’s actual earnings and profits and, therefore, the characterization may differ from preliminary estimates.

L. Income Taxes — The Company is taxed as a corporation and pays federal and applicable state corporate taxes on its taxable income. The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company includes its allocable share of the MLPs’ taxable income in computing its own taxable income. Current income taxes reflect the amount of income taxes that the Company expects to be payable as of a measurement date applying the provisions of the enacted tax laws. Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the difference between fair market value and tax cost basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses. To the extent the Company has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Company based on the Income Tax Topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC 740), that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions from the Company’s MLP holdings), the duration of statutory carryforward periods and the associated risk that operating and capital loss carryforwards may expire unused.

The Company may rely to some extent on information provided by MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated current or deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Company modifies its estimates or assumptions regarding the current or deferred tax liability.

Since the Company’s inception, it had utilized the specific identification tax accounting method to compute the adjusted tax cost basis of its MLP securities and for selection of lots to be sold. On July 13, 2015, the Company filed a request with the IRS to change the tax accounting method used to compute the adjusted tax cost basis of its MLP securities to the average cost method. On January 5, 2016, the Company received notification that the IRS approved the tax accounting method change effective December 1, 2014. See Note 6 — Income Taxes.

The Company’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. Tax years subsequent to fiscal year 2012 remain open and subject to examination by the federal and state tax authorities.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

M. Indemnifications — Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company enters into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

N. Foreign Currency Translations — The books and records of the Company are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the rate of exchange as of the valuation date; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Company does not isolate that portion of gains and losses on investments in equity and debt securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity and debt securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

Net realized foreign exchange gains or losses represent gains and losses from transactions in foreign currencies and foreign currency contracts, foreign exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Company’s books and the U.S. dollar equivalent of such amounts on the payment date.

Net unrealized foreign exchange gains or losses represent the difference between the cost of assets and liabilities (other than investments) recorded on the Company’s books from the value of the assets and liabilities (other than investments) on the valuation date.

O. Offering and Debt Issuance Costs — Offering costs incurred by the Company related to the issuance of its common stock reduce additional paid-in capital when the stock is issued. Costs incurred by the Company related to the issuance of its debt (revolving credit facility, term loan or senior notes) or its preferred stock are capitalized and amortized over the period the debt or preferred stock is outstanding.

In April 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-03 “Interest — Imputation of Interest (Subtopic 835-30), Simplifying the Presentation of Debt Issuance Costs”. ASU No. 2015-03 requires that all costs incurred to issue debt be presented in the balance sheet as a direct deduction from the carrying value of the debt. In August 2015, the FASB issued ASU No. 2015-15 “Interest — Imputation of Interest (Subtopic 835-30), Presentation and Subsequent Measurement of Debt Issuance Costs Associated with Line-of-Credit Arrangements”. ASU No. 2015-15 states that the SEC staff will not object to an entity presenting the cost of securing a revolving line of credit as an asset, regardless of whether a balance is outstanding. ASU No. 2015-03 and ASU No. 2015-15 are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years, and should be applied retrospectively. The Company will adopt these changes related to balance sheet presentation in fiscal 2017 when they become effective.

3.	Fair Value

The Fair Value Measurement Topic of the FASB Accounting Standards Codification (“ASC 820”) defines fair value as the price at which an orderly transaction to sell an asset or to transfer a liability would take place between market participants under current market conditions at the measurement date. As required by ASC 820, the Company has performed an analysis of all assets and liabilities (other than deferred taxes) measured at fair value to determine the significance and character of all inputs to their fair value determination. Inputs are the assumptions, along with considerations of risk, that a market participant would use to value an asset or a liability. In general, observable inputs are based on market data that is readily available, regularly distributed and

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

verifiable that the Company obtains from independent, third-party sources. Unobservable inputs are developed by the Company based on its own assumptions of how market participants would value an asset or a liability.

Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” amends ASC 820. The amended guidance clarifies the wording used to describe many requirements in accounting literature for fair value measurement and disclosure to establish consistency between U.S. GAAP and International Financial Reporting Standards (“IFRSs”).

ASU No. 2011-04 requires the inclusion of additional disclosures on assumptions used by the Company to determine fair value. Specifically, for assets measured at fair value using significant unobservable inputs (Level 3), ASU No. 2011-04 requires that the Company (i) describe the valuation process, (ii) disclose quantitative information about unobservable inputs and (iii) provide a qualitative discussion about the sensitivity of the fair value measurement to changes in the unobservable inputs and inter-relationships between the inputs.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories.

•	Level 1 — Valuations based on quoted unadjusted prices for identical instruments in active markets traded on a national exchange to which the Company has access at the date of measurement.

•

Level 2 — Valuations based on quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•

Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Company’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The following table presents the Company’s assets and liabilities measured at fair value on a recurring basis at November 30, 2016, and the Company presents these assets and liabilities by security type and description on its Schedule of Investments or on its Statement of Assets and Liabilities. Note that the valuation levels below are not necessarily an indication of the risk or liquidity associated with the underlying investment.

	Total	Quoted Prices in Active Markets (Level 1)	Prices with Other Observable Inputs (Level 2)		One or More Unobservable Inputs (Level 3)
Assets at Fair Value
Equity investments	$323,938	$299,784	$12,121	(1)	$12,033
Liabilities at Fair Value
Call option contracts written	$281	$—	$281		$—

(1)	The Company’s investment in Plains AAP, L.P. (“PAGP-AAP”) is exchangeable on a one-for-one basis into either Plains GP Holdings, L.P. (“PAGP”) shares or Plains All American Pipeline, L.P. (“PAA”) units at the Company’s option. The Company values its PAGP-AAP investment on an “as exchanged” basis based on the higher public market value of either PAGP or PAA. As of November 30, 2016, the Company’s PAGP-AAP investment is valued at PAGP’s closing price. The Company categorizes its investment as a Level 2 security for fair value reporting purposes.

For the fiscal year ended November 30, 2016, there were no transfers between Level 1 and Level 2.

As of November 30, 2016, the Company had 1,000,000 shares of MRP Shares outstanding with a total liquidation value of $25,000. The MRP Shares were issued in a private placement to an institutional investor, are not registered under the Securities Act of 1933 and are not listed on any exchange or automated quotation

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

system. As such, the Company categorizes the MRP Shares as Level 3 and determines fair value of this instrument based on estimated market yields and credit spreads for comparable instruments with similar maturity, terms and structure. The Company records these MRP Shares on its Statement of Assets and Liabilities at principal amount or liquidation value. As of November 30, 2016, the estimated fair value of the MRP Shares was $24,800. See Note 11 — Preferred Stock.

The following table presents the Company’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the fiscal year ended November 30, 2016.

Equity Investments
Balance — November 30, 2015	$4,699
Purchases	14,214
Transfers out to Level 1 and 2	(10,372)
Realized gains (losses)	—
Unrealized gains (losses), net	3,492

Balance — November 30, 2016	$12,033

The purchases of $14,214 relate to the Company’s investments in Sunoco LP (“SUN”) common units (December 2015) and Western Gas Partners, LP convertible preferred units (April 2016).

The transfers out of $10,372 relate to the Company’s investments in SUN that became marketable during the second quarter and Natural Resource Partners L.P. that became marketable during the second quarter when the remaining 20,481 common units were released from escrow. The Company utilizes the beginning of reporting period method for determining transfers between levels.

The $3,492 of unrealized gains relate to investments that are still held at the end of the reporting period. The Company includes these unrealized gains on the Statement of Operations — Net Change in Unrealized Gains.

Valuation	Techniques and Unobservable Inputs

Unless otherwise determined by the Board of Directors, the Company values its PIPE investments that are convertible into or otherwise will become publicly tradeable (e.g., through subsequent registration or expiration of a restriction on trading) based on the market value of the publicly-traded security less a discount. This discount is initially equal to the discount negotiated at the time the Company agrees to a purchase price. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, this discount will be amortized on a straight line basis over such estimated time frame.

The Company owns convertible preferred units of Capital Product Partners L.P. (“CPLP”) and Western Gas Partners, LP (“WES”) that were issued in private placements. The convertible preferred units are convertible on a one-for-one basis into common units and are senior to the underlying common units of CPLP and WES in terms of liquidation preference and priority of distributions. The Company’s Board of Directors has determined that it is appropriate to value the convertible preferred units using a convertible pricing model. This model takes into account the attributes of the convertible preferred units, including the preferred dividend, conversion ratio and call features, to determine the estimated value of such units. In using this model, the Company estimates (i) the credit spread for the convertible preferred units, which is based on credit spreads for companies in a similar line of business for CPLP and the credit spread of the MLP’s unsecured notes in the case of WES, and (ii) the expected volatility for the underlying common units, which is based on historical volatility. For CPLP, the Company applies a discount to the value derived from the convertible pricing model to account for an expected discount in market prices for convertible securities relative to the values calculated using the pricing model. For WES, the Company applies a discount to the value derived from the convertible pricing model to account for the expected period of illiquidity. In each case, if the resulting price for the convertible preferred units is less than the

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

public market price for the underlying common units at such time, the public market price for the common units will be used to value the convertible preferred units.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of the Company’s investments may differ from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize.

The following table summarizes the significant unobservable inputs that the Company used to value its portfolio investments categorized as Level 3 as of November 30, 2016:

Quantitative Table for Valuation Techniques

				Range		Average
Assets at Fair Value	Fair Value	Valuation Technique	Unobservable Inputs	Low	High
CPLP — valued based on pricing model	$4,194	- Convertible pricing model	- Credit spread	7.8%	8.5%	8.1%
			- Volatility	40.0%	45.0%	42.5%
			- Discount for marketability	10.0%	10.0%	10.0%

WES — valued based on pricing model	7,839	- Convertible pricing model	- Credit spread	4.0%	4.5%	4.3%
			- Volatility	30.0%	35.0%	32.5%
			- Illiquidity discount	0.5%	0.5%	0.5%

Total	$12,033

4.	Concentration of Risk

The Company’s investments are concentrated in the energy sector. The focus of the Company’s portfolio within the energy sector may present more risks than if the Company’s portfolio were broadly diversified across numerous sectors of the economy. A downturn in the energy sector would have a larger impact on the Company than on an investment company that does not focus on the energy sector. The performance of securities in the energy sector may lag the performance of other industries or the broader market as a whole. Additionally, to the extent that the Company invests a relatively high percentage of its assets in the securities of a limited number of issuers, the Company may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence. At November 30, 2016, the Company had the following investment concentrations:

Category	Percent of Long-Term Investments
Securities of energy companies	100.0%
Equity securities	100.0%
Securities of MLPs(1)	89.9%
Largest single issuer	10.2%
Restricted securities	7.5%

(1)	Securities of MLPs consist of preferred and common units of private entities structured as limited partnerships and publicly traded energy-related master limited partnerships and limited liability companies that are treated as partnerships for federal income tax purposes and their affiliates.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

5.	Agreements and Affiliations

A. Administration Agreement — The Company has an administration and accounting agreement with Ultimus Fund Solutions, LLC (“Ultimus”) that may be amended from time to time. Pursuant to the agreement, Ultimus will provide certain administrative and accounting services for the Company. The agreement has automatic one-year renewals unless earlier terminated by either party as provided under the terms of the agreement.

B. Investment Management Agreement — The Company has entered into an investment management agreement with KA Fund Advisors, LLC (“KAFA”) under which KAFA, subject to the overall supervision of the Company’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Company. For providing these services, KAFA receives an investment management fee from the Company. Effective December 1, 2014, the Company and KAFA entered into a new fee waiver agreement with the Company that provides for a fee waiver that could reduce the management fee by up to 0.50% (resulting in an annual fee of 1.25%) based on the percentage of the Company’s long-term investments that is not publicly traded (i.e., Level 3 investments). If the Company’s public investments (i.e., Level 1 and Level 2 investments) exceed 25% of its total long-term investments, then for every 1% by which those public investments exceed 25% of the Company’s total long-term investments, the management fee would be reduced by 0.0067%. The maximum waiver of 0.50% will apply if the Company holds 100% public investments. For example, if the Company’s public investments are 50% of its total investments, the fee waiver would be 0.17%, and the management fee would be 1.58% after such fee waiver. This fee waiver is determined quarterly based on the Company’s average percentage of public investments using beginning and ending investment values for the preceding fiscal quarter for which the management fee is applied. On March 30, 2016, the Company renewed its investment management agreement and fee waiver agreement with KAFA for a period of one year. The investment management and fee waiver agreements will expire on March 31, 2017 and may be renewed annually thereafter upon approval of the Company’s Board of Directors (including a majority of the Company’s directors who are not “interested persons” of the Company, as such term is defined in the 1940 Act). For the fiscal year ended November 30, 2016, the Company paid management fees at an annual rate of 1.27% of the Company’s average quarterly total assets (as defined in the investment management agreement).

For purposes of calculating the management fee, the “average total assets” for each quarterly period are determined by averaging the total assets at the last day of that quarter with the total assets at the last day of the prior quarter. Total assets (excluding current and deferred taxes) shall equal gross asset value (which includes assets attributable to the use of leverage instruments), minus the sum of accrued and unpaid dividends and distributions on common and preferred stock and accrued liabilities (other than liabilities associated with leverage and deferred taxes). Liabilities associated with leverage include the principal amount of any borrowings, commercial paper or notes that the Company may issue, the liquidation preference of outstanding preferred stock, and other liabilities from other forms of leverage such as short positions and put or call options held or written by the Company.

C. Portfolio Companies — From time to time, the Company may “control” or may be an “affiliate” of one or more of its portfolio companies, as each of these terms is defined in the 1940 Act. In general, under the 1940 Act, the Company would be presumed to “control” a portfolio company if the Company and its affiliates owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Company and its affiliates owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Company’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

The Company believes that there are several factors that determine whether or not a security should be considered a “voting security” in complex structures such as limited partnerships of the kind in which the Company invests. The Company also notes that the SEC staff has issued guidance on the circumstances under which it would consider a limited partnership interest to constitute a voting security. Under most partnership agreements, the

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

management of the partnership is vested in the general partner, and the limited partners, individually or collectively, have no rights to manage or influence management of the partnership through such activities as participating in the selection of the managers or the board of the limited partnership or the general partner. As a result, the Company believes that many of the limited partnership interests in which it invests should not be considered voting securities. However, it is possible that the SEC staff may consider the limited partner interests the Company holds in certain limited partnerships to be voting securities. If such a determination were made, the Company may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In making such a determination as to whether to treat any class of limited partnership interests the Company holds as a voting security, the Company considers, among other factors, whether or not the holders of such limited partnership interests have the right to elect the board of directors of the limited partnership or the general partner. If the holders of such limited partnership interests do not have the right to elect the board of directors, the Company generally has not treated such security as a voting security. In other circumstances, based on the facts and circumstances of those partnership agreements, including the right to elect the directors of the general partner, the Company has treated those securities as voting securities. If the Company does not consider the security to be a voting security, it will not consider such partnership to be an “affiliate” unless the Company and its affiliates own more than 25% of the outstanding securities of such partnership. Additionally, certain partnership agreements give common unitholders the right to elect the partnership’s board of directors, but limit the amount of voting securities any limited partner can hold to no more than 4.9% of the partnership’s outstanding voting securities (i.e., any amounts held in excess of such limit by a limited partner do not have voting rights). In such instances, the Company does not consider itself to be an affiliate if it owns more than 5% of such partnership’s common units.

There is no assurance that the SEC staff will not consider that other limited partnership securities that the Company owns and does not treat as voting securities are, in fact, voting securities for the purposes of Section 17 of the 1940 Act. If such determination were made, the Company will be required to abide by the restrictions on “control” or “affiliate” transactions as proscribed in the 1940 Act. The Company or any portfolio company that it controls, and its affiliates, may from time to time engage in certain of such joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain exemptive rules promulgated by the SEC. The Company cannot make assurances, however, that it would be able to satisfy the conditions of these rules with respect to any particular eligible transaction, or even if the Company were allowed to engage in such a transaction, that the terms would be more or as favorable to the Company or any company that it controls as those that could be obtained in an arm’s length transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions that may be taken for the Company or on the type of investments that it could make.

Plains AAP, L.P. and Plains All American Pipeline, L.P. — Robert V. Sinnott is Co-Chairman of Kayne Anderson Capital Advisors L.P. (“KACALP”), the managing member of KAFA. Mr. Sinnott also serves as a director of PAA GP Holdings LLC, which is the general partner of Plains GP Holdings, L.P. (“PAGP”). Members of senior management of KACALP and KAFA and various affiliated funds managed by KACALP own PAGP shares, Plains All American Pipeline, L.P. (“PAA”) units and interests in Plains AAP, L.P. (“PAGP-AAP”). The Company believes that it is an affiliate of PAA and PAGP-AAP under the 1940 Act by virtue of (i) the Company’s and other affiliated Kayne Anderson funds’ ownership interest in PAA and PAGP-AAP and (ii) Mr. Sinnott’s participation on the board of PAA GP Holdings LLC.

ONEOK, Inc. and ONEOK Partners, L.P. — Kevin S. McCarthy, the Chief Executive Officer of the Company, began serving as a director of ONEOK, Inc. (“OKE”) during December of 2015. OKE is the general partner of ONEOK Partners, L.P. (“OKS”). Despite Mr. McCarthy’s participation on the board of OKE, the Company does not believe that it is an affiliate of OKE or OKS because the Company’s and other Kayne Anderson funds’ aggregate ownership of each entity does not meet the criteria described above.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

The following table summarizes the Company’s investments in affiliates as of November 30, 2016:

Investment	No. of Shares/Units (in 000’s)	Dividends and Distributions Received During the Fiscal Year Ended November 30, 2016	Value
Plains All American Pipeline, L.P.	356	$942	$11,715
Plains GP Holdings, L.P. — Plains AAP, L.P.	345	827	12,121

Total		$1,769	$23,836

6.	Income Taxes

The Company’s taxes include current and deferred income taxes. Current income taxes reflect the estimated income tax liability of the Company as of a measurement date. Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the difference between fair market value and tax cost basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses, if any.

During the fourth quarter of fiscal 2016, the Company changed its state tax rate from 1.60% to 1.76% (net of federal benefit) based on updated state apportionment information. At November 30, 2016, components of the Company’s current and deferred tax assets and liabilities are as follows.

Income tax receivable	$17,784

Deferred tax asset:
Organizational costs	$9
Net operating loss carryforward — State	62
Capital loss carryforward — State	1,052
Deferred tax liabilities:
Net unrealized gains on investment securities	(37,239)

Total net deferred tax liability	$(36,116)

For the fiscal year ended November 30, 2016, the Company generated a capital loss of approximately $27,477 that expires in 2021 and can be carried back to the three preceding tax years. It is anticipated that the capital losses generated during the fiscal year ended November 30, 2016 will be carried back to offset prior capital gains and taxable income which would result in federal refunds of approximately $9,616. These carryback claims are expected to be filed shortly after filing the fiscal 2016 tax returns in August 2017. The Company is also exploring the ability to carry back claims in various states. At November 30, 2016, the Company had a state income tax receivable of $434.

During the fourth quarter of fiscal 2016, the Company filed federal carryback claims related to a net operating loss in fiscal 2015. On December 27, 2016, the Company received refunds of $6,999 related to these carryback claims.

During the fiscal year ended November 30, 2016, the Company paid estimated federal income taxes of $1,500 and earned taxable income (ordinary) of $2,185 resulting in a current income tax liability of $765. The estimated overpayment amount of $735 will be claimed as a refund when we file our 2016 tax return in August 2017.

At November 30, 2016, the Company has an estimated state net operating loss carryforward which totals approximately $2,312 (deferred tax asset of $62). The majority of the state net operating loss carryforward

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

expires in 2035. Realization of the deferred tax assets and net operating loss carryforward is dependent, in part, on generating sufficient taxable income prior to expiration of the loss carryforward.

At November 30, 2016, the Company had a state capital loss carryforward of $39,462 (deferred tax asset of $1,052). Realization of the capital loss carryforward is dependent on generating sufficient capital gains prior to the expiration of the capital loss carryforward in 2021.

Although the Company currently has a net deferred tax liability, it periodically reviews the recoverability of its deferred tax assets based on the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight is given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized, as the expiration dates for the federal capital and operating loss carryforwards range from five to twenty years.

Based on the Company’s assessment, it has determined that it is more likely than not that its deferred tax assets will be realized through future taxable income of the appropriate character. Accordingly, no valuation allowance has been established for the Company’s deferred tax assets. The Company will continue to assess the need for a valuation allowance in the future. Significant declines in the fair value of its portfolio of investments may change the Company’s assessment regarding the recoverability of its deferred tax assets and may result in a valuation allowance. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Company’s net asset value and results of operations in the period it is recorded.

Total income taxes were different from the amount computed by applying the federal statutory income tax rate of 35% to the net investment loss and realized and unrealized gains (losses) on investments before taxes as follows:

For the Fiscal Year Ended November 30, 2016
Computed federal income tax expense at 35%	$(13,222)
State income tax expense, net of federal tax	(691)
Effect of change in state tax rate (0.16% increase)	(32)
Non-deductible distributions on MRP Shares, dividend received deductions and other, net	(317)

Total income tax expense	$(14,262)

The Company primarily invests in equity securities issued by MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner of MLPs, the Company includes its allocable share of such MLPs’ income or loss in computing its own taxable income or loss. Additionally, for income tax purposes, the Company reduces the cost basis of its MLP investments by the cash distributions received, and increases or decreases the cost basis of its MLP investments by its allocable share of the MLP’s income or loss. During the fiscal year ended November 30, 2016, the Company reduced its tax cost basis by $17,043 following the filing of its November 30, 2015 federal tax return due to its fiscal 2015 net allocated losses from its MLP investments.

On July 13, 2015, the Company filed a request with the IRS to change the tax accounting method used to compute the adjusted tax cost basis of its MLP securities to the average cost method. The two tax accounting methods that are generally used by owners of MLP securities are the average cost method and specific identification method. Since the Company’s inception, based on the advice of its tax adviser, it had utilized the specific identification tax accounting method to compute the adjusted tax cost basis of its MLP securities and for selection of lots to be sold. Although there is varied industry practice and no direct, clear guidance regarding the correct tax accounting method, the Company has come to the conclusion that the average cost method is a more certain tax position.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

On January 5, 2016, the Company received notification that the IRS approved the tax accounting method change effective December 1, 2014. Had the Company utilized the average cost method since inception, the Company would have reported a greater amount of taxable income. Accordingly, the tax accounting method change may result in a reclassification of approximately $1,679 of the Company’s deferred tax liability to a current tax liability. Pursuant to IRS regulations, the Company will recognize the effect of the tax accounting method change over four years beginning in fiscal 2015, which results in previously unrealized gains being recognized in taxable income (potential current tax liability of approximately $420 each year). The change in tax accounting method may not result in a current tax liability if the Company has a taxable loss in each of the four years or has sufficient net operating loss carryforwards to offset the income attributable to the change in tax accounting method. The tax accounting method change did not change the Company’s net asset value. See Note 2 — Significant Accounting Policies.

As of November 30, 2016, the identified cost of investments for federal income tax purposes was $225,786 and the premiums received on outstanding option contracts written were $124. The cost basis for federal income tax purposes is $61,051 lower than the cost basis for GAAP reporting purposes primarily due to the additional basis adjustments attributable to the Company’s share of the allocated losses from its MLP investments. At November 30, 2016, gross unrealized appreciation and depreciation of investments and options for federal income tax purposes were as follows:

Gross unrealized appreciation of investments (including options, if any)	$105,566
Gross unrealized depreciation of investments (including options, if any)	(7,571)

Net unrealized appreciation of investments	$97,995

7.	Restricted Securities

From time to time, the Company’s ability to sell certain of its investments is subject to certain legal or contractual restrictions. For instance, private investments that are not registered under the Securities Act of 1933, as amended (the “Securities Act”), cannot be offered for public sale in a non-exempt transaction without first being registered. In other cases, certain of the Company’s investments have restrictions such as lock-up agreements that preclude the Company from offering these securities for public sale.

At November 30, 2016, the Company held the following restricted investments:

Investment	Acquisition Date	Type of Restriction	Number of Units (in 000’s)	Cost Basis (GAAP)	Fair Value	Fair Value Per Unit	Percent of Net Assets	Percent of Total Assets
Level 2 Investments

Plains GP Holdings, L.P. — Plains AAP, L.P.(1)
Partnership Interests	(2)	(3)	345	$2,600	$12,121	$35.16	5.9%	3.5%

Level 3 Investments(4)

Capital Product Partners L.P.
Class B Units	(2)	(5)	606	$3,611	$4,194	$6.92	2.1%	1.2%
Western Gas Partners, LP
Convertible Preferred Units	4/15/16	(5)	134	4,214	7,839	58.34	3.8	2.3

Total				$7,825	$12,033		5.9%	3.5%

Total of all restricted securities				$10,425	$24,154		11.8%	7.0%

(1)	The Company values its investment in Plains AAP, L.P. (“PAGP-AAP”) on an “as exchanged” basis based on the higher public market value of either Plains GP Holdings, L.P. (“PAGP”) or Plains All American, L.P. (“PAA”). As of November 30, 2016, the Company’s PAGP-AAP investment is valued at PAGP’s closing price. See Note 3 – Fair Value.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(2)	Security was acquired at various dates during prior fiscal years.

(3)	The Company’s investment in PAGP-AAP is exchangeable on a one-for-one basis into either PAGP shares or PAA units at the Company’s option. Upon exchange, the PAGP shares or PAA units will be free of any restriction.

(4)	Securities are valued using inputs reflecting the Company’s own assumptions as more fully described in Note 2 — Significant Accounting Policies and Note 3 — Fair Value.

(5)	Unregistered or restricted security of a publicly-traded company.

8.	Derivative Financial Instruments

As required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification (ASC 815), the following are the derivative instruments and hedging activities of the Company. See Note 2 — Significant Accounting Policies.

Option Contracts — Transactions in option contracts for the fiscal year ended November 30, 2016 were as follows:

	Number of Contracts	Premium
Call Options Written
Options outstanding at November 30, 2015	—	$—
Options written	2,960	296
Options subsequently repurchased(1)	(580)	(58)
Options exercised	(730)	(55)
Options expired	(650)	(59)

Options outstanding at November 30, 2016(2)	1,000	$124

(1)	The price at which the Company subsequently repurchased the options was $10, which resulted in net realized gains of $48.

(2)	The percentage of total long-term investments subject to call options written was 1.5% at November 30, 2016.

Interest Rate Swap Contracts — The Company may enter into interest rate swap contracts to partially hedge itself from increasing expense on its leverage resulting from increasing interest rates. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Company would not be able to obtain a replacement transaction or that the terms of the replacement transaction would not be as favorable as on the expiring transaction. In addition, if the Company is required to terminate any swap contract early, then the Company could be required to make a termination payment. As of November 30, 2016, the Company did not have any interest rate swap contracts outstanding.

The following table sets forth the fair value of the Company’s derivative instruments on the Statement of Assets and Liabilities:

Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value as of November 30, 2016
Call options written	Call options contracts written	$(281)

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

The following table sets forth the effect of the Company’s derivative instruments on the Statement of Operations:

Derivatives Not Accounted for as Hedging Instruments	Location of Gains/(Losses) on Derivatives Recognized in Income	For the Fiscal Year Ended November 30, 2016
		Net Realized Gains/(Losses) on Derivatives Recognized in Income	Net Change in Unrealized Gains/(Losses) on Derivatives Recognized in Income
Call options written	Options	$107	$(157)

9.	Investment Transactions

For the fiscal year ended November 30, 2016, the Company purchased and sold securities in the amounts of $113,472 and $109,210 (excluding short-term investments).

10.	Credit Facility and Term Loan

The Company’s senior secured credit facility (the “Credit Facility”) includes a $70,000 secured term loan (the “Term Loan”) and a $120,000 secured revolving credit facility (the “Revolving Credit Facility”). The Term Loan matures on August 28, 2018, and the maturity date of the Revolving Credit Facility is August 28, 2017.

As of November 30, 2016, outstanding loan balances on the Term Loan accrue interest daily at a rate equal to LIBOR plus 1.35%. The interest rate of the Revolving Credit Facility is equal to LIBOR plus 1.60%, and the Company pays a commitment fee of 0.30% per annum on any unused amounts. If total borrowings under the Credit Facility exceed the borrowing base attributable to “quoted” securities (generally defined as equity investments in securities traded on an exchange and investments in bank debt and high yield bonds that are traded), the interest rate on the Term Loan and Revolving Credit Facility will increase to LIBOR plus 2.00% and LIBOR plus 3.00%, respectively, and the commitment fee on the Revolving Credit Facility will increase to 0.50%.

The maximum amount that the Company can borrow under the Credit Facility is limited to the lesser of $190,000 ($70,000 on the Term Loan and the $120,000 commitment on the Revolving Credit Facility) and the Company’s borrowing base. The borrowing base, subject to certain limitations, is generally calculated by multiplying the fair value of each of the Company’s investments by an advance rate. The total contribution to the borrowing base from private MLPs is limited to no more than 25% of the total borrowing base, and the contribution to the borrowing base from any single issuer of quoted securities and non-quoted securities is limited to no more than 12.5% and 7.5%, respectively, of the total borrowing base.

The obligations under the Credit Facility are collateralized by substantially all of the Company’s assets. The Credit Facility contains affirmative and reporting covenants and certain financial ratio and restrictive covenants, including: (a) maintaining a ratio, of total assets less liabilities (other than indebtedness and preferred stock) to aggregate indebtedness of the Company of not less than 3.0:1.0, (b) maintaining a ratio, of total assets less liabilities (other than indebtedness and preferred stock) to aggregate indebtedness and preferred stock of the Company of not less than 2.25:1.0 and (c) maintaining the value of the portion of the Company’s portfolio that can be converted into cash within specified time periods and valuations at no less than 10% of the principal amount outstanding under the Credit Facility during any period when adjusted outstanding principal amounts exceed a specified threshold percentage of the Company’s adjusted borrowing base. The Credit Facility also contains customary representations and warranties and events of default.

Under the terms of the Credit Facility, if an investment becomes non-performing, it will reduce the Company’s borrowing base. Public MLP equity investments are generally characterized as non-performing if they have not paid a distribution in the most recent quarter, private MLP equity investments are generally characterized as non-performing if such investments fail to pay cash distributions, in their most recent fiscal

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

quarter, that are greater than 80% of their minimum quarterly distribution amount and debt investments are generally characterized as non-performing if such investments are in default of any payment obligations.

Under the terms of the Credit Facility, the Company is restricted from paying distributions to stockholders if, after giving effect to the distribution, the Company would be in default of the Credit Facility.

As of November 30, 2016, $70,000 was borrowed on the Term Loan at an interest rate of 1.96%, and $8,000 was borrowed under the Revolving Credit Facility ($112,000 of undrawn capacity) at an interest rate of 2.14%. Total borrowings of $78,000 represented 51% of the borrowing base of $152,470 (52% of the borrowing base of $150,583 attributable to quoted securities).

As of November 30, 2016, the Company was in compliance with all financial and operational covenants required by the Credit Facility. See Financial Highlights for the Company’s asset coverage ratios under the 1940 Act.

11.	Preferred Stock

On April 10, 2015, the Company completed a private placement of $25,000 of Series A MRP Shares with an institutional investor. The Series A MRP Shares pay quarterly dividends at a rate of 3.37% per annum and mature on April 10, 2020. The issuance of the Series A MRP Shares was the first issuance under a three-year, $100,000 uncommitted private shelf facility provided by the institutional investor. At November 30, 2016, the Company had 1,000,000 shares of MRP Shares outstanding with a total liquidation value of $25,000 ($25.00 per share) and an estimated fair value of $24,800.

On December 16, 2015, FitchRatings downgraded the rating on the Company’s Series A MRP Shares to “A” from “AA”. The dividend rate on the Company’s MRP Shares will increase between 0.5% to 4.0% if the credit rating is downgraded below “A” by FitchRatings. Further, the annual dividend rate for the MRP Shares will increase by 4.0% if no ratings are maintained, and the annual dividend rate will increase by 5.0% if the Company fails to make dividend or certain other payments. The Company is required to maintain a current rating from one rating agency with respect to each series of MRP Shares.

The MRP Shares rank senior to all of the Company’s outstanding common shares and on parity with any other preferred stock. The MRP Shares are redeemable in certain circumstances at the option of the Company and are also subject to a mandatory redemption if the Company fails to meet a total leverage (debt and preferred stock) asset coverage ratio of 225% or fails to maintain its basic maintenance amount as stated in the Company’s rating agency guidelines.

Under the terms of the MRP Shares, the Company may not declare dividends or pay other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to total leverage would be less than 225% or the Company would fail to maintain its basic maintenance amount as stated in the Company’s rating agency guidelines.

The holders of the MRP Shares have one vote per share and will vote together with the holders of common stock as a single class except on matters affecting only the holders of MRP Shares or the holders of common stock. The holders of the MRP Shares, voting separately as a single class, have the right to elect at least two directors of the Company.

At November 30, 2016, the Company was in compliance with the asset coverage and basic maintenance requirements of its MRP Shares.

12.	Common Stock

At November 30, 2016, the Company has 199,000,000 shares of common stock authorized and 10,704,709 shares outstanding. On December 17, 2015, KAFA agreed to purchase $670 of newly issued shares funded in

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

part with the after-tax management fees received during the fourth quarter of fiscal 2015. The new shares were purchased at the net asset value as of the close of business on December 18, 2015 ($15.46 per share) which represents a 14.2% premium to the closing market price. The 43,309 shares issued in connection with this purchase were distributed amongst the principals of KAFA, including KACALP, the managing member of KAFA. As of November 30, 2016, KACALP owned directly and indirectly 18,450 shares of the Company. Transactions in common shares for the fiscal year ended November 30, 2016 were as follows:

Shares outstanding at November 30, 2015	10,574,539
Shares issued in connection with purchase by investment advisor	43,309
Shares issued through reinvestment of distributions	86,861

Shares outstanding at November 30, 2016	10,704,709

13.	Subsequent Events

On December 15, 2016, the Company declared its quarterly distribution of $0.48 per common share for the fourth quarter. The total distribution of $5,138 was paid January 13, 2017. Of this total, pursuant to the Company’s dividend reinvestment plan $332 was reinvested into the Company through the issuance of 18,238 shares of common stock.

The Company has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

Kayne Anderson Energy Development Company

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets applicable to common stockholders, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the Kayne Anderson Energy Development Company (the “Company”) at November 30, 2016, the results of its operations and its cash flows for the year then ended, the changes in its net assets applicable to common stockholders for each of the two years in the period then ended and the financial highlights for each of the ten years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2016, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Los Angeles, California

January 27, 2017

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

PRIVACY POLICY NOTICE

(UNAUDITED)

Rev. 01/2011

FACTS	WHAT DOES KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY (“KED”) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎  Social Security number and account balances

∎  Payment history and transaction history

∎  Account transactions and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons KED chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does KED share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 877-657-3863 or go to http://www.kaynefunds.com

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

PRIVACY POLICY NOTICE

(UNAUDITED)

Who we are
Who is providing this notice?	KED

What we do
How does KED protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Access to your personal information is on a need-to-know basis. KED has adopted internal policies to protect your non-public personal information.

How does KED collect my personal information?

We collect your personal information, for example, when you

∎  Provide account information

∎  Buy securities from us or make a wire transfer

∎  Give us your contact information

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

∎  sharing for affiliates’ everyday business purposes — information about your creditworthiness

∎  affiliates from using your information to market to you

∎  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ∎ KED does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ KED does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ KED doesn’t jointly market.

Other important information
None.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

DIVIDEND REINVESTMENT PLAN

(UNAUDITED)

Kayne Anderson Energy Development Company, a Maryland corporation (the “Company”), has adopted the following plan (the “Plan”) with respect to distributions declared by its Board of Directors (the “Board”) on shares of its Common Stock:

1. Unless a stockholder specifically elects to receive cash as set forth below, all distributions hereafter declared by the Board shall be payable in shares of the Common Stock of the Company, and no action shall be required on such stockholder’s part to receive a distribution in stock.

2. Such distributions shall be payable on such date or dates as may be fixed from time to time by the Board to stockholders of record at the close of business on the record date(s) established by the Board for the distribution involved.

3. The Company may use newly-issued shares of its Common Stock or purchase shares in the open market in connection with the implementation of the plan. The number of shares to be issued to a stockholder shall be based on share price equal to 95% of the closing price of the Company’s Common Stock one day prior to the dividend payment date.

4. The Board may, in its sole discretion, instruct the Company to purchase shares of its Common Stock in the open market in connection with the implementation of the Plan as follows: If the Company’s Common Stock is trading below net asset value at the time of valuation, upon notice from the Company, the Plan Administrator (as defined below) will receive the dividend or distribution in cash and will purchase Common Stock in the open market, on the New York Stock Exchange or elsewhere, for the Participants’ accounts, except that the Plan Administrator will endeavor to terminate purchases in the open market and cause the Company to issue the remaining shares if, following the commencement of the purchases, the market value of the shares, including brokerage commissions, exceeds the net asset value at the time of valuation. These remaining shares will be issued by the Company at a price equal to the greater of (i) the net asset value at the time of valuation or (ii) 95% of the then current market price.

5. In a case where the Plan Administrator has terminated open market purchases and caused the issuance of remaining shares by the Company, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market, including brokerage commissions, and the price at which the Company issues the remaining shares. To the extent that the Plan Administrator is unable to terminate purchases in the open market before the Plan Administrator has completed its purchases, or remaining shares cannot be issued by the Company because the Company declared a dividend or distribution payable only in cash, and the market price exceeds the net asset value of the shares, the average share purchase price paid by the Plan Administrator may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Company.

6. A stockholder may, however, elect to receive his or its distributions in cash. To exercise this option, such stockholder shall notify American Stock Transfer & Trust Company, the plan administrator and the Company’s transfer agent and registrar (collectively the “Plan Administrator”), in writing so that such notice is received by the Plan Administrator no later than the record date fixed by the Board for the distribution involved.

7. The Plan Administrator will set up an account for shares acquired pursuant to the Plan for each stockholder who has not so elected to receive dividends and distributions in cash (each, a “Participant”). The Plan Administrator may hold each Participant’s shares, together with the shares of other Participants, in non-certificated form in the Plan Administrator’s name or that of its nominee. Upon request by a Participant, received no later than three (3) days prior to the payable date, the Plan Administrator will, instead of crediting shares to and/or carrying shares in a Participant’s account, issue, without charge to the Participant, a certificate registered in the Participant’s name for the number of whole shares payable to the Participant and a check for any fractional share less a broker commission on the sale of such fractional shares. If a

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

DIVIDEND REINVESTMENT PLAN

(UNAUDITED)

request to terminate a Participant’s participation in the Plan is received less than three (3) days before the payable date, dividends and distributions for that payable date will be reinvested. However, subsequent dividends and distributions will be paid to the Participant in cash.

8. The Plan Administrator will confirm to each Participant each acquisition made pursuant to the Plan as soon as practicable but not later than ten (10) business days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a share of Common Stock of the Company, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Administrator will adjust for any such undivided fractional interest in cash at the market value of the Company’s shares at the time of termination.

9. The Plan Administrator will forward to each Participant any Company related proxy solicitation materials and each Company report or other communication to stockholders, and will vote any shares held by it under the Plan in accordance with the instructions set forth on proxies returned by Participants to the Company.

10. In the event that the Company makes available to its stockholders rights to purchase additional shares or other securities, the shares held by the Plan Administrator for each Participant under the Plan will be added to any other shares held by the Participant in certificated form in calculating the number of rights to be issued to the Participant.

11. The Plan Administrator’s service fee, if any, and expenses for administering the Plan will be paid for by the Company.

12. Each Participant may terminate his or its account under the Plan by so notifying the Plan Administrator via the Plan Administrator’s website at www.amstock.com, by filling out the transaction request form located at the bottom of the Participant’s Statement and sending it to American Stock Transfer and Trust Company, P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the Plan Administrator at (866) 627-2675. Such termination will be effective immediately. The Plan may be terminated by the Company upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Company. Upon any termination, the Plan Administrator will cause a certificate or certificates to be issued for the full shares held for the Participant under the Plan and a cash adjustment for any fractional share to be delivered to the Participant without charge to the Participant. If a Participant elects by his or its written notice to the Plan Administrator in advance of termination to have the Plan Administrator sell part or all of his or its shares and remit the proceeds to the Participant, the Plan Administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds.

13. These terms and conditions may be amended or supplemented by the Company at any time but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Administrator receives written notice of the termination of his or its account under the Plan. Any such amendment may include an appointment by the Plan Administrator in its place and stead of a successor agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Administrator under these terms and conditions. Upon any such appointment of any agent for the purpose of receiving dividends and distributions, the Company will be authorized to pay to such successor agent, for each Participant’s account, all dividends and distributions payable on shares of the Company held in the Participant’s name or under the Plan for retention or application by such successor agent as provided in these terms and conditions.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

DIVIDEND REINVESTMENT PLAN

(UNAUDITED)

14. The Plan Administrator will at all times act in good faith and use its best efforts within reasonable limits to ensure its full and timely performance of all services to be performed by it under this Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Administrator’s negligence, bad faith, or willful misconduct or that of its employees or agents.

15. These terms and conditions shall be governed by the laws of the State of Maryland.

Adopted: September 5, 2006

Amended: July 9, 2007

Amended: April 2, 2009

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

INFORMATION CONCERNING DIRECTORS AND CORPORATE OFFICERS

(UNAUDITED)

Independent Directors(1)

Name(2) (Year Born)	Position(s) Held with Company, Term of Office/ Time of Service	Principal Occupations During Past Five Years	Other Directorships Held by Director/Officer During Past Five Years

William R. Cordes (born 1948)	Director. 3-year term (until the 2017 Annual Meeting of Stockholders)/served since 2008	Retired from Northern Border Pipeline Company in March 2007 after serving as President from October 2000 to March 2007. Chief Executive Officer of Northern Border Partners, L.P. from October 2000 to April 2006. President of Northern Natural Gas Company from 1993 to 2000. President of Transwestern Pipeline Company from 1996 to 2000.	Current: •Kayne Anderson Midstream/Energy Fund, Inc. (“KMF”) •Boardwalk Pipeline Partners, LP (midstream MLP) Prior: •Northern Border Partners, L.P. (midstream MLP)

Barry R. Pearl (born 1949)	Director. 3-year term (until the 2017 Annual Meeting of Stockholders)/served since 2006	Management consultant to Northstar Midstream, a private developer and operator of petroleum infrastructure assets since March 2016. Executive Vice President of Kealine, LLC, (and its affiliate WesPac Midstream LLC, an energy infrastructure developer), from February 2007 to March 2016. Provided management consulting services from January 2006 to February 2007. President of Texas Eastern Products Pipeline Company, LLC (“TEPPCO”) (the general partner of TEPPCO Partners, L.P.) from February 2001 to December 2005. Chief Executive Officer and director of TEPPCO from May 2002 to December 2005; and Chief Operating Officer from February 2001 to May 2002.

Current:

•KMF

•Magellan Midstream Partners, L.P.
(midstream MLP)

Prior:

•Peregrine Midstream Partners LLC
(natural gas storage)

•Seaspan Corporation
(containership chartering)

•Targa Resources Partners LP
(midstream MLP)

•TEPPCO Partners, L.P.
(midstream MLP)

Albert L. Richey (born 1949)	Director. 3-year term (until the 2019 Annual Meeting of Stockholders)/served since 2006	Retired from Anadarko Petroleum Corporation in August 2016 after serving as Senior Vice President Finance and Treasurer from January 2013 to August 2016; Vice President Special Projects from January 2009 to December 2012; Vice President Corporate Development from 2006 to December 2008; Vice President and Treasurer from 1995 to 2005 and Treasurer from 1987 to 1995.	Current: •KMF Prior: •Boys & Girls Clubs of Houston •Boy Scouts of America

William L. Thacker (born 1945)	Director. 3-year term (until the 2018 Annual Meeting of Stockholders)/served since 2006	Chairman of the Board of Directors of Copano Energy, L.L.C. from 2009 to 2013. Retired from the Board of TEPPCO in May 2002 after serving as Chairman from March 1997 to May 2002; Chief Executive Officer from January 1994 to May 2002; and President, Chief Operating Officer and Director from September 1992 to January 1994.

Current:

•QEP Resources, Inc. (oil and gas exploration and production company)

•KMF

Prior:

•Copano Energy, L.L.C.
(midstream MLP)

•Pacific Energy Partners, L.P.
(midstream MLP)

•GenOn Energy, Inc.
(electricity generation and sales)

•TEPPCO Partners, L.P.
(midstream MLP)

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

INFORMATION CONCERNING DIRECTORS AND CORPORATE OFFICERS

(UNAUDITED)

Interested Directors

Name(2) (Year Born)	Position(s) Held with Company, Term of Office/ Time of Service	Principal Occupations During Past Five Years	Other Directorships Held by Director/Officer During Past Five Years

Kevin S. McCarthy(3) (born 1959)	Chairman of the Board of Directors and Chief Executive Officer. 3-year term as a director (until the 2018 Annual Meeting of Stockholders). Elected annually as an officer/served since inception	Managing Partner of KACALP since June 2004 and Co-Managing Partner of KAFA since 2006. Chief Executive Officer of Kayne Anderson MLP Investment Company (“KYN”); Kayne Anderson Energy Total Return Fund, Inc. (“KYE”); and KMF since inception (KYN inception in 2004; KYE inception in 2005 and KMF inception in 2010).

Current:

• KYN

• KYE

• KMF

• ONEOK, Inc.
(midstream company)

• Range Resources Corporation
(oil and gas exploration and production company)

Prior:

• Clearwater Natural Resources, L.P.
(coal mining)

• Direct Fuel Partners, L.P.
(transmix refining and fuels distribution)

• Emerge Energy Services LP
(frac sand MLP)

• International Resource Partners LP
(coal mining)

• K-Sea Transportation Partners LP
(shipping MLP)

• ProPetro Services, Inc.
(oilfield services)

James C. Baker(3) (born 1972)	Director and President. 3-year term as a director (until the 2019 Annual Meeting of Stockholders)/served since 2013. Elected annually as an officer since June 2005. President since June 2016. Executive Vice President from June 2008 to June 2016	Senior Managing Director of KACALP and KAFA since February 2008. President of KYN, KYE and KMF since June 2016. Executive Vice President of KYN and KYE from June 2008 to June 2016 and KMF from August 2010 to June 2016.	Prior: • K-Sea Transportation Partners LP (shipping MLP) • Petris Technology, Inc. (data management for energy companies) • ProPetro Services, Inc. (oilfield services)

Terry A. Hart(3) (born 1969)	Director, Chief Financial Officer and Treasurer. 3-year term as director (until the 2017 Annual Meeting of Stockholders). Served as director since 2015. Elected annually as an officer/served since inception	Managing Director of KACALP since December 2005 and Chief Financial Officer of KAFA since 2006. Chief Financial Officer and Treasurer of KYN and KYE since December 2005 and KMF since August 2010.	Current: • The Source for Women (not-for-profit organization)

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

INFORMATION CONCERNING DIRECTORS AND CORPORATE OFFICERS

(UNAUDITED)

Non-Director Officers

Name(2) (Year Born)	Position(s) Held with Company, Term of Office/ Time of Service	Principal Occupations During Past Five Years	Other Directorships Held by Director/Officer During Past Five Years

J.C. Frey (born 1968)	Executive Vice President, Assistant Treasurer and Assistant Secretary. Elected annually/served as Assistant Treasurer and Assistant Secretary since inception; served as Executive Vice President since June 2008	Managing Partner of KACALP since 2004 and Co-Managing Partner of KAFA since 2006. Assistant Secretary and Assistant Treasurer of KYN since 2004 and of KYE since 2005. Executive Vice President of KYN and KYE since June 2008 and KMF since August 2010.	None

Ron M. Logan, Jr. (born 1960)	Senior Vice President Elected annually/served since September 2012	Senior Managing Director of KACALP and KAFA since February 2014. Managing Director of KACALP and KAFA from September 2006 to February 2014. Senior Vice President of KMF since June 2012. Senior Vice President of KYN and KYE since September 2012.	Prior: • VantaCore Partners LP (aggregates)

Jody C. Meraz (born 1978)	Vice President. Elected annually/served since 2011	Managing Director of KACALP and KAFA since February 2014. Senior Vice President of KACALP and KAFA from 2011 to February 2014. Vice President of KYN, KYE and KMF since 2011.	None

Michael O’Neil (born 1983)	Chief Compliance Officer. Elected annually/served since 2014	Chief Compliance Officer of KACALP and KAFA since March 2012 and of KYN, KYE, KMF since December 2013 and of KA Associates, Inc. (broker-dealer) since January 2013. Compliance officer at BlackRock Inc. from January 2008 to February 2012.	None

David J. Shladovsky (born 1960)	Secretary. Elected annually/served since inception	General Counsel of KACALP since 1997 and of KAFA since 2006. Secretary and Chief Compliance Officer (through December 2013) of KYN since 2004; KYE since 2005 and KMF since August 2010.	None

(1)	The 1940 Act requires the term “Fund Complex” to be defined to include registered investment companies advised by KAFA, the Company’s investment adviser, and the Fund Complex includes KYN, KYE, KED and KMF. Each Independent Director oversees two registered investment companies in the Fund Complex, the Company and KMF, as noted above.

(2)	The address of each director and corporate officer is c/o KA Fund Advisors, LLC, 811 Main Street, 14th Floor, Houston, Texas, 77002.

(3)	Mr. McCarthy, Mr. Baker and Mr. Hart are “interested persons” of the Company as defined in the 1940 Act by virtue of their employment relationship with KAFA.

Additional information regarding the Company’s directors is contained in the Company’s Statement of Additional Information, the most recent version of which can be found on the Company’s website at http://www.kaynefunds.com or is available without charge, upon request, by calling (877) 657-3863.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

ANNUAL CERTIFICATION

(UNAUDITED)

The Company’s Chief Executive Officer has filed an annual certification with the NYSE that, as of the date of the certification, he was unaware of any violation by the Company of the NYSE’s corporate governance listing standards.

PROXY VOTING AND PORTFOLIO HOLDINGS INFORMATION

(UNAUDITED)

The policies and procedures that the Company uses to determine how to vote proxies relating to its portfolio securities are available:

•	without charge, upon request, by calling (877) 657-3863;

•	on the Company’s website, http://www.kaynefunds.com; and

•	on the SEC’s website, http://www.sec.gov.

Information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (877) 657-3863, and on the SEC’s website at http://www.sec.gov (see Form N-PX).

The Company files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q and Form N-30B-2. The Company’s Form N-Q and Form N-30B-2 are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. The Company also makes its Form N-Q and Form N-30B-2 available on its website at http://www.kaynefunds.com.

REPURCHASE DISCLOSURE

(UNAUDITED)

Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that the Company may from time to time purchase shares of its common and preferred stock in the open market or in privately negotiated transactions.

Directors and Corporate Officers

Kevin S. McCarthy	Chairman of the Board of Directors and Chief Executive Officer

William R. Cordes	Director

Barry R. Pearl	Director

Albert L. Richey	Director

William L. Thacker	Director

James C. Baker	Director and President

Terry A. Hart	Director, Chief Financial Officer and Treasurer

David J. Shladovsky	Secretary

Michael J. O’Neil	Chief Compliance Officer

J.C. Frey	Executive Vice President, Assistant Secretary and Assistant Treasurer

Ron M. Logan, Jr.	Senior Vice President

Jody C. Meraz	Vice President

Investment Adviser KA Fund Advisors, LLC 811 Main Street, 14th Floor Houston, TX 77002	Administrator Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

1800 Avenue of the Stars, Third Floor Los Angeles, CA 90067	Stock Transfer Agent and Registrar American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219 (888) 888-0317

Custodian JPMorgan Chase Bank, N.A. 14201 North Dallas Parkway, Second Floor Dallas, TX 75254	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 601 S. Figueroa Street, Suite 900 Los Angeles, CA 90017

Legal Counsel Paul Hastings LLP 55 Second Street, 24th Floor San Francisco, CA 94105

Please visit us on the web at http://www.kaynefunds.com or call us toll-free at 1-877-657-3863.

This report, including the financial statements herein, is made available to stockholders of the Company for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Company or of any securities mentioned in this report.

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(c) and (d) During the period covered by this report, there was no amendment to, and no waiver, including implicit waiver, was granted from, any provision of the Registrant’s code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(f)(1) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit (EX-99.CODE ETH) a copy of its code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant’s board of directors has determined that the Registrant has four audit committee financial experts serving on its Audit Committee.

(a)(2) The audit committee financial experts are William R. Cordes, Barry R. Pearl, Albert L. Richey, and William L. Thacker. Messrs. Cordes, Pearl, Richey, and Thacker are “independent” for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a) through (d) The information in the table below is provided for professional services rendered to the Registrant by its independent registered public accounting firm, PricewaterhouseCoopers LLP, during the Registrant’s (i) fiscal year ended November 30, 2016, and (ii) fiscal year ended November 30, 2015.

	2016	2015
Audit Fees	$176,100	$168,200
Audit-Related Fees	—	—
Tax Fees	116,800	143,700
All Other Fees	—	—

Total	$292,900	$311,900

With respect to the table above, “Audit Fees” are the aggregate fees billed for professional services for the audit of the Registrant’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements. “Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under “Audit Fees.” “Tax Fees” are the aggregate fees billed for professional services for tax compliance, tax advice and tax planning.

(e)(1) Audit Committee Pre-Approval Policies and Procedures.

(i) Before the auditor is engaged by the Registrant to render audit, audit related or permissible non-audit services to the Registrant or (ii) with respect to non-audit services to be provided by the auditor to the Registrant’s investment adviser or any entity in the Registrant’s investment company complex, if the nature of the services provided relate directly to the operations or financial reporting of the Registrant, either: (a) the Audit Committee shall pre-approve such engagement; or (b) such engagement shall be entered into pursuant to pre-approval policies and procedures established by the Audit Committee. Any such policies and procedures must be detailed as to the particular service and not involve any delegation of the Audit Committee’s responsibilities to the Registrant’s investment adviser. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. The pre-approval policies and procedures shall include the requirement that the decisions of any member to whom authority is delegated under this provision be presented to the full Audit Committee at its next scheduled meeting. Under certain limited circumstances, pre-approvals are not required if certain de minimis thresholds are not exceeded, as such thresholds are set forth by the Audit Committee and in accordance with applicable Securities and Exchange Commission rules and regulations.

(e)(2) None of the services provided to the Registrant described in paragraphs (b) through (d) of this Item 4 were pre-approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees billed by PricewaterhouseCoopers LLP for services rendered to the Registrant for the fiscal years ended November 30, 2016 and 2015 were $116,800 and $143,700, respectively. The aggregate non-audit fees billed by PricewaterhouseCoopers LLP totaled $4,516,000 and $3,497,000 for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the fiscal years ended November 30, 2016 and 2015, respectively.

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and has determined that the provision of such non-audit services is compatible with maintaining the Registrant’s principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”). William R, Cordes (Chair), Barry R. Pearl, Albert L. Richey and William L. Thacker are the members of the Registrant’s Audit Committee.

Item 6. Investments.

(a) Please see the Schedule of Investments contained in the KED Annual Report for the fiscal year ended November 30, 2016 included under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant has delegated the voting of proxies relating to its voting securities to its investment adviser, KA Fund Advisors, LLC (the “Adviser”). The respective proxy voting policies and procedures of the Registrant and the Adviser are attached as Exhibit 99.VOTEREG and Exhibit 99.VOTEADV hereto.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) As of the date of filing this report, the following individuals (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Registrant’s portfolio:

Kevin S. McCarthy has served as the Registrant’s Chief Executive Officer and co-portfolio manager since September 2006 and has served as the Chief Executive Officer and co-portfolio manager of Kayne Anderson MLP Investment Company (“KYN”) since June 2004, of Kayne Anderson Energy Total Return Fund, Inc. (“KYE”) since May 2005 and of Kayne Anderson Midstream/Energy Fund, Inc. (“KMF”) since November 2010. Mr. McCarthy has served as a Managing Partner of Kayne Anderson Capital Advisors, L.P. (“KACALP”) since June 2004 and Co-Managing Partner of the Adviser (together with KACALP, “Kayne Anderson”) since 2006. Prior to that, he was Global Head of Energy at UBS Securities LLC. In this role, he had senior responsibility for all of UBS’ energy investment banking activities. Mr. McCarthy was with UBS Securities from 2000 to 2004. From 1995 to 2000, Mr. McCarthy led the energy investment banking activities of Dean Witter Reynolds and then PaineWebber Incorporated. He began his investment banking career in 1984. He earned a BA degree in Economics and Geology from Amherst College in 1981, and an MBA degree in Finance from the University of Pennsylvania’s Wharton School in 1984.

J.C. Frey is the Registrant’s Executive Vice President, Assistant Secretary, Assistant Treasurer and co-portfolio manager (since September 2006), Managing Partner of KACALP since 2004 and Co-Managing Partner of the Adviser since 2006. He serves as portfolio manager of Kayne Anderson’s various funds investing in master limited partnership (“MLP”) securities, including serving as a co-portfolio manager, Assistant Secretary and Assistant Treasurer of KYN since June 2004 and of KYE since May 2005, Vice President of KYN from June 2004 through June 2008 and of KYE from May 2005 through June 2008, Executive Vice President of KYN and KYE since June 2008, and Executive Vice President, Assistant Treasurer, Assistant Secretary and co-portfolio manager of KMF since November 2010. Mr. Frey began investing in MLPs on behalf of Kayne Anderson in 1998 and has served as portfolio manager of Kayne Anderson’s MLP funds since their inception in 2000.

In addition to the closed-end funds, Mr. Frey manages approximately $5 billion in assets in MLPs and midstream companies and other Kayne Anderson energy funds. Prior to joining Kayne Anderson in 1997, Mr. Frey was a CPA and audit manager in KPMG Peat Marwick’s financial services group, specializing in banking and finance clients and loan securitizations. Mr. Frey graduated from Loyola Marymount University with a BS degree in Accounting in 1990. In 1991, he received a Master’s degree in Taxation from the University of Southern California.

(a)(2)(i) and (ii) Other Accounts Managed by Portfolio Managers:

The following table reflects information regarding accounts for which the Portfolio Managers have day-to-day management responsibilities (other than the Registrant). Accounts are grouped into three categories: (i) registered investment companies, (ii) other pooled investment vehicles, and (iii) other accounts and include accounts that pay advisory fees based on account performance shown in the separate table below under (a)(2)(iii). Information is shown as of November 30, 2016. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Registrant)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets in the Accounts ($ in millions)	Number of Accounts	Total Assets in the Accounts ($ in millions)	Number of Accounts	Total Assets in the Accounts ($ in millions)
Kevin S. McCarthy	3	$5,070	2	$508	12	$347
J.C. Frey	5	$5,535	12	$3,066	16	$1,119

(a)(2)(iii) Other Accounts that Pay Performance-Based Advisory Fees Managed by Portfolio Managers:

The following table reflects information regarding accounts for which the Portfolio Managers have day-to-day management responsibilities (other than the Registrant) and with respect to which the advisory fee is based on the performance of the account. Information is shown as of November 30, 2016. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Registrant)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets in the Accounts ($ in millions)	Number of Accounts	Total Assets in the Accounts ($ in millions)	Number of Accounts	Total Assets in the Accounts ($ in millions)
Kevin S. McCarthy	—	N/A	2	$508	12	$347
J.C. Frey	—	N/A	10	$2,942	4	$347

(a)(2)(iv) Potential Material Conflicts of Interest:

Some of the other accounts managed by Messrs. McCarthy and Frey have investment strategies that are similar to those of the Registrant. However, Kayne Anderson manages potential conflicts of interest by allocating investment opportunities in accordance with its written allocation policies and procedures.

(a)(3) Compensation of Each Portfolio Manager:

As of November 30, 2016, Messrs. McCarthy and Frey are compensated by Kayne Anderson through partnership distributions from Kayne Anderson, based on the amount of assets they manage, and they receive a portion of the advisory fees applicable to those accounts (including the Registrant), which, with respect to certain accounts (not including the Registrant), as noted above, are based in part on the performance of those accounts.

Additional benefits received by Messrs. McCarthy and Frey are normal and customary benefits generally available to all salaried employees.

(a)(4) As of November 30, 2016, the end of the Registrant’s most recently completed fiscal year, the dollar range of equity securities beneficially owned by each Portfolio Manager in the Registrant is shown below:

Kevin S. McCarthy: over $1,000,000

J.C. Frey: $500,001-$1,000,000

Through their limited partnership interests in KACALP, which owns shares of Registrant’s common stock, Messrs. McCarthy and Frey could be deemed to also indirectly own a portion of the Registrant’s equity securities.

(b) Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) as of a date within 90 days of the filing of this report and have concluded that the Registrant’s disclosure controls and procedures are effective, as of such date, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Exchange Act.

(b) There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics attached hereto as EX-99.CODE ETH.

(a)(2) Separate certifications of Principal Executive and Principal Financial Officers of the Registrant pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.CERT.

(b) Certification of Principal Executive and Principal Financial Officers of the Registrant pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.906 CERT.

(99)	Proxy Voting Policies of the Registrant attached hereto as EX-99.VOTEREG.

(99)	Proxy Voting Policies of the Adviser attached hereto as EX-99.VOTEADV.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

Date: January 27, 2017	By:	/s/ KEVIN S. MCCARTHY
Kevin S. McCarthy
Chairman of the Board of Directors
and Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Date: January 27, 2017	By:	/s/ KEVIN S. MCCARTHY
Kevin S. McCarthy
Chairman of the Board of Directors
and Chief Executive Officer

Date: January 27, 2017	By:	/s/ TERRY A. HART
Terry A. Hart
Chief Financial Officer and Treasurer

Exhibit Index

(a)(1) Code of Ethics attached hereto as EX-99.CODE ETH.

(a)(2) Separate certifications of Principal Executive and Principal Financial Officers of the Registrant pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.CERT.

(b) Certification of Principal Executive and Principal Financial Officers of the Registrant pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.906 CERT.

(99) Proxy Voting Policies of the Registrant attached hereto as EX-99.VOTEREG.

(99) Proxy Voting Policies of the Adviser attached hereto as EX-99.VOTEADV.